                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /     Preliminary Proxy Statement

/ /     Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/     Definitive Proxy Statement

/ /     Definitive Additional Materials

/ /     Soliciting Material Pursuant to ss. 240.14a-12

                                   NUCO2 INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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        / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
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                                   NUCO2 INC.
                             2800 S.E. MARKET PLACE
                              STUART, FLORIDA 34997

                                                                October 31, 2005

Dear Shareholder:

            You  are  cordially   invited  to  attend  the  Annual   Meeting  of
Shareholders  of NuCO2 Inc. on Wednesday,  December 7, 2005,  beginning at 10:00
a.m., local time, at the Hutchinson Island Marriott Beach Resort and Marina, 555
N.E. Ocean Boulevard, Stuart, Florida 34996. I look forward to greeting those of you who are able to attend.

            At the Annual Meeting, you will be asked to elect two directors,  to approve new stock option plans for  employees and  directors,  and to ratify the grant of stock options to certain directors.  Your Board of Directors recommends that all shareholders vote in favor of the election of the nominated  directors, to approve the new stock option  plans,  and to ratify the grant of the director stock options.

            Your vote is important. Whether or not you plan to attend the Annual
Meeting  and  regardless  of the number of shares  you own,  after  reading  the enclosed Proxy Statement, please vote. Many shareholders have a choice of voting by telephone,  over the Internet or by using a traditional  proxy card or voting instruction  form. Check your proxy materials to see which options are available to you.

            We value your support as owners of our company,  and we thank you in advance for your participation.

                                            Sincerely,

                                            /s/ Michael E. DeDomenico
                                            Michael E. DeDomenico
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                   NUCO2 INC.
                             2800 S.E. MARKET PLACE
                              STUART, FLORIDA 34997

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 7, 2005

                            -------------------------

            The Annual Meeting of Shareholders  (the "Annual  Meeting") of NuCO2
Inc. (the "Company") will be held on Wednesday,  December 7, 2005,  beginning at
10:00 a.m.,  local time,  at the  Hutchinson  Island  Marriott  Beach Resort and
Marina,  555 N.E. Ocean  Boulevard,  Stuart,  Florida  34996,  for the following purposes:

           1.       To elect two directors to Class II of the Company's Board of
                    Directors, to serve for three-year terms expiring in 2008;

           2.       To approve the 2005 Executive Management Stock Option Plan;

           3.       To approve  the 2005  Non-Employee  Directors  Stock  Option
                    Plan;

           4.       To approve the 2005 Employee Stock Option Plan;

           5.       To ratify the grant of stock  options to certain  directors;
                    and

           6.       To transact such other  business as may properly come before the Annual Meeting.

            Only holders of record of the Company's common stock at the close of business on October 21, 2005, the record date, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

            PLEASE  MARK,  SIGN AND  DATE  THE  ENCLOSED  PROXY  CARD OR  VOTING
INSTRUCTION FORM AND RETURN IT PROMPTLY IN THE ENCLOSED  ENVELOPE OR SUBMIT YOUR
PROXY BY TELEPHONE OR THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
MEETING, TO ENSURE YOUR REPRESENTATION.  ANY RECORD HOLDER WHO IS PRESENT AT THE
ANNUAL  MEETING MAY VOTE IN PERSON  INSTEAD OF BY PROXY,  THEREBY  CANCELING ANY
PREVIOUS PROXY.

                                            By Order of the Board of Directors

                                            /s/ Eric M. Wechsler
                                            Eric M. Wechsler
                                            SECRETARY

October 31, 2005

                                   NUCO2 INC.
                             2800 S.E. MARKET PLACE
                              STUART, FLORIDA 34997

                            -------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 7, 2005

                            -------------------------

GENERAL

            This Proxy  Statement  is being  furnished  in  connection  with the solicitation  of  proxies by the Board of  Directors  of NuCO2  Inc.,  a Florida
corporation  (the  "Company"),  for use at the Annual Meeting of Shareholders of
the Company (the "Annual  Meeting") to be held on  Wednesday,  December 7, 2005, beginning at 10:00 a.m.,  local time, at the  Hutchinson  Island  Marriott Beach
Resort and Marina, 555 N.E. Ocean Boulevard,  Stuart,  Florida 34996, and at any
adjournment  or  postponement  thereof,  for  the  purposes  set  forth  in  the accompanying Notice of Annual Meeting of Shareholders.

            This  Proxy  Statement  and the  accompanying  proxy  card or voting instruction  form are first being mailed to shareholders of the Company entitled to vote at the Annual Meeting on or about October 31 2005.

OUTSTANDING SECURITIES AND VOTING RIGHTS

            Only  holders of record of the  Company's  common  stock,  $.001 par value ("Common  Stock") at the close of business on October 21, 2005, the record date (the "Record Date"),  are entitled to notice of, and to vote at, the Annual
Meeting. On the Record Date, 15,319,241 shares of Common Stock were outstanding, each of which is entitled to one vote on all matters  properly  submitted at the
Annual Meeting.

            A majority  of the  outstanding  shares of Common  Stock  present in person or  represented  by proxy  constitutes  a quorum for the  transaction  of business at the Annual Meeting.  Pursuant to Florida law, abstentions and broker
"non-votes" are counted as present for purposes of determining the presence of a quorum.  However,  abstentions  are treated as present and entitled to vote, but are not counted as votes cast "for" or "against" any matter.  Broker "non-votes"
occur when a person holding shares through a bank or brokerage firm account does not  provide  instructions  as to how his or her shares  should be voted and the broker does not exercise discretion to vote those shares on a particular matter.
A broker  "non-vote"  on a matter is  considered  not  entitled  to vote on that matter  and thus is not  counted  in  determining  whether  a  matter  requiring approval  of a majority  of the shares  present  and  entitled  to vote has been approved by a  plurality  of the shares  present  and  entitled to vote has been voted.  Thus,  abstentions and broker  "non-votes" have the same affect as votes cast  against  proposals  requiring  a  majority  or greater  percentage  of the outstanding  shares  entitled  to vote but do not have any  affect on  proposals requiring a majority or plurality of the shares present and entitled to vote.

            Prior to the Annual  Meeting,  the  Company  will select one or more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common  Stock  represented  at the Annual  Meeting,  the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

PROXY VOTING

            Shares  for  which  proxy  cards or  voting  instruction  forms  are
properly  executed  and  returned,   or  properly  voted  via  the  Internet  or
telephonically,  will be voted at the  Annual  Meeting  in  accordance  with the directions  noted thereon or, in the absence of directions,  will be voted "FOR"
the  election of the nominees to the Board of  Directors,  "FOR" the approval of the 2005 Executive  Management Stock Option Plan, "FOR" the approval of the 2005
Non-Employee  Directors  Stock  Option  Plan,  "FOR"  the  approval  of the 2005

Employee  Stock  Option  Plan and "FOR" the  ratification  of the grant of stock options to certain  directors.  It is not expected  that any matters  other than those  referred  to in this Proxy  Statement  will be brought  before the Annual
Meeting. If, however, other matters are properly presented, the persons named as proxies  will vote in  accordance  with their  discretion  with  respect to such matters.

            The manner in which your shares may be voted by proxy depends on how your shares are held.  If you own shares of record,  meaning that your shares of
Common Stock are  represented  by  certificates  or book entries in your name so that you appear as a  shareholder  on the records of our share  transfer  agent,
Continental Stock Transfer & Trust Company, a proxy card for voting those shares will be included with this Proxy Statement.

            If you own shares through a bank or brokerage firm account,  you may instead receive a voting  instruction form with this Proxy Statement,  which you may use to instruct how your shares should be voted.  Just as with a proxy,  you
may  vote  those  shares  by  completing,   signing  and  returning  the  voting
instruction form in the enclosed  envelope.  Many banks and brokerage firms have arranged for Internet or  telephonic  voting of shares and provide  instructions for  using  those  services  on the  voting  instruction  form.  If your bank or brokerage  firm  uses ADP  Investor  Communication  Services,  you may vote your shares via the Internet at  WWW.PROXYVOTE.COM or by calling the toll-free number on your voting instruction form.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

            If you own shares of record,  you may attend the Annual  Meeting and vote in person, regardless of whether you have previously voted on a proxy card.
If you own shares through a bank or brokerage  firm account,  you may attend the
Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal  proxy" from the bank or  brokerage  firm that holds your  shares.  You should  contact  your  account  representative  to learn  how to obtain a "legal proxy." We  encourage  you to vote your shares in advance of the Annual  Meeting date by one of the methods  described  above,  even if you plan on attending the
Annual  Meeting.  You may change or revoke  your proxy at the Annual  Meeting as described below even if you have already voted.

REVOCATION

            Any  shareholder  holding  shares of record may revoke a  previously granted  proxy at any time before it is voted by  delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy card bearing a later date or by  attending  the  Annual  Meeting  and  voting in person.  Any shareholder  holding  shares  through  a bank or  brokerage  firm  may  revoke a previously  granted  proxy or change  previously  given voting  instructions  by contacting  the bank or brokerage  firm,  or by obtaining a legal proxy from the bank or brokerage firm and voting at the Annual Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

            Under the  terms of the  Company's  Articles  of  Incorporation,  as amended to date,  the Board of Directors  is currently  comprised of six members divided  equally  into three  classes  of  directors.  Each  year,  one class of directors is elected to serve a three-year  term.  The current term of the Class
II directors terminates on the date of the Annual Meeting.

            The Company has nominated  each of Michael E.  DeDomenico and Daniel
Raynor  (the  "Nominees")  to be  elected as a Class II  director  at the Annual
Meeting to serve for a term of three years. Each of the Nominees now serves as a
Class II  director  of the  Company.  The  Board of  Directors  has no reason to believe that either of the Nominees will refuse or be unable to accept election;
however,  in the event  that a Nominee  is unable to accept  election  or if any other  unforeseen  contingencies  should arise,  each proxy that does not direct otherwise  will be voted for such other person as may be designated by the Board of Directors. Unless instructed otherwise, the persons named on the accompanying proxy card will vote for the  election of the Nominees for election to the Board of Directors, to serve for a term of three years and until his successor is duly elected and qualified.

            The term of each class of directors  and the names of the  directors in each class appear in the below table:

     Class                         Term                        Names of Nominees/directors
     -----                         ----                        ---------------------------
Class I            Term expires at the 2007 Annual Meeting           Robert L. Frome
                                                                     Steven J. Landwehr

Class II           Term expires at the 2005 Annual Meeting           Michael E. DeDomenico
                                                                     Daniel Raynor

Class III          Term expires at the 2006 Annual Meeting           J. Robert Vipond
                                                                     Christopher White

            The nominees for election to the Board of Directors  who receive the greatest  number of votes  cast for the  election  of  directors  by the  shares present,  in person or by proxy, shall be elected  directors.  Holders of Common
Stock are not allowed to cumulate their votes in the election of directors.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

THE BOARD OF DIRECTORS

            MICHAEL E. DEDOMENICO,  age 58, has been Chief Executive  Officer of the Company  since  September  2000 and a director  since June 2000.  In October
2001, Mr.  DeDomenico was elected Chairman of the Board. From March 1998 to July
2000,  Mr.  DeDomenico  was  president  and chief  executive  officer of Praxair
Distribution,  Inc., a North American  industrial gases company and a subsidiary of Praxair Inc. Mr.  DeDomenico  had been  employed by Union  Carbide  Corp.  in various  capacities since 1969 and when Praxair was spun-off by Union Carbide in
1992,  he was named  president  of Praxair  Canada.  The  following  year he was appointed  president of Praxair Europe and in March 1998 was named president and chief executive officer of Praxair Distribution. Mr. DeDomenico is a director of
Interline   Brands,   Inc.,  a  leading  direct   marketer  and  distributor  of
maintenance, repair and operations products. Mr. DeDomenico has a B.S. degree in economics and finance from Hofstra University and an M.B.A.  degree from Georgia
State University.

            ROBERT L. FROME,  age 66, has been a director  since  December 1995.
Mr.  Frome has been  engaged in the  practice of law for more than the past five years as a senior partner of the law firm of Olshan Grundman Frome  Rosenzweig &
Wolosky LLP. Mr. Frome is a director of Healthcare  Services  Group,  Inc.,  the nation's  largest  provider of  housekeeping  services to  long-term  healthcare facilities.  Mr. Frome is also a director of Continuum  Group A Inc. and Horizon
Wimba,  Inc. Mr.  Frome has a B.S.  degree from New York  University,  an L.L.B.
degree from Harvard University and an L.L.M. degree from New York University.

            STEVEN J. LANDWEHR, age 57, has been a director since July 2005. For over 30 years, Mr. Landwehr held various senior  management  positions at the 3M
Company,  most  recently  as  executive  vice  president  of its  transportation business from October 2002 until July 2005. Previous positions at the 3M Company included  vice  president  and  general  manager of the  automotive  aftermarket division  from 1997 to 2002 and  business  director  of the  Europe/Middle  East commercial graphics division. Mr. Landwehr has both B.S. and M.B.A. degrees from
Minnesota State University.

            DANIEL RAYNOR,  age 45, has been a director since February 1998. Mr.
Raynor is a managing  general  partner of The Argentum  Group,  a private equity firm,  a position he has held since 1987.  Mr.  Raynor is a director of COMFORCE
Corporation,  a  publicly-traded  company.  In  addition,  Mr.  Raynor is also a director of several  privately  held  companies.  He  received a B.S.  degree in economics from The Wharton School, University of Pennsylvania.

            J.  ROBERT  VIPOND,  age 59, has been a director  since  March 2004.
Since  March  2005,  Mr.  Vipond  has been vice  president  - finance  and chief financial  officer  of Crane  Co.,  a  diversified  manufacturer  of  engineered industrial products.  Mr. Vipond had been an independent  consultant since 2001.
From 2000 to 2001, he was a member of Impala Partners, LLC, a financial advisory firm.  From 1994 to 2000,  Mr.  Vipond  was vice  president  and  controller  of

Praxair,  Inc. Prior to joining  Praxair,  Mr. Vipond was a financial  executive with the  General  Electric  Company  for 21 years.  Mr.  Vipond has a B.S./B.A.
degree and an M.B.A. degree from the University of Nebraska at Omaha.

            CHRISTOPHER  WHITE, age 59, as been a director since May 2005. Since
2004,  Mr.  White has been a  principal  of the  Certus  Group,  a  professional association  focused on  placing  interim  chief  operating  officers  and chief financial officers.  Previously, he was for 13 years an executive of the Suntory
Water  Group,  a beverage  company,  serving as  president  and chief  executive officer from 2000 to 2004.  Mr.  White has also held  executive  positions  with
Coca-Cola  Enterprises,  Inc. as well as United Vintners,  E&J Gallo Winery, the
Drackett  Company  division of Bristol  Myers and Proctor & Gamble  Distributing
Company. Mr. White has a B.A. degree from Columbia University.

COMPENSATION OF DIRECTORS

            The Company pays each  non-employee  director $5,000 per quarter for services  provided  as a member of the Board of  Directors  of the  Company  and reimbursement  for  reasonable  expenses  incurred in attending  meetings of the
Board of  Directors.  In  addition  to each  non-employee  director's  quarterly payment,  the Company also pays the Chairman of the Audit  Committee  $1,500 per quarter,  the Chairman of the Compensation and Stock Option Committee $1,000 per
quarter,  and effective July 1, 2005,  each  non-employee  director  receives an attendance fee of $1,000 for each meeting of the Board of Directors  attended in person.  During fiscal 2005,  Mr. Vipond was paid $6,000 in connection  with his services as Chairman of the Audit Committee.

            Each non-employee director will participate in the 2005 Non-Employee
Directors  Stock  Option  Plan  if the  shareholders  approve  it at the  Annual
Meeting.  The 2005  Non-Employee  Directors  Stock Option Plan is the subject of
Proposal No. 3 - Approval of the 2005 Non-Employee  Directors Stock Option Plan.
The 2005  Non-Employee  Directors  Stock Option Plan will replace the Directors'
Stock Option Plan which was terminated by the Board of Directors on May 18, 2005 and which was due expire on November 6, 2005. In addition, on May 18, 2005, each of Messrs.  Raynor and Vipond  received a special  option to purchase  5,000 and
13,000 shares of Common Stock,  respectively,  exercisable  at $23.14 per share, the fair market value of a share of Common Stock on such date. These options are the subject of Proposal No. 5 -  Ratification  of Stock Option Grants to Certain
Directors.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

            During  fiscal  2005,  there  were  five  meetings  of the  Board of
Directors.  All directors  attended at least 75% of the meetings of the Board of
Directors and the committees of which they were members. In addition,  from time to time, directors acted by unanimous written consent.

            The Board of Directors  has  established  a  Compensation  and Stock
Option  Committee  and an  Audit  Committee.  The  Board  of  Directors  has not
established a nominating  committee.  Each of the  Compensation and Stock Option
Committee and Audit Committee is composed entirely of non-employee directors and is responsible to the full Board of Directors.  The functions performed by these committees are summarized below:

            COMPENSATION AND STOCK OPTION COMMITTEE.  The Compensation and Stock
Option Committee  approves the salaries of the executive officers of the Company and  determines  the term and  grant of stock  options  in  accordance  with the
Company's 1995 Stock Option Plan, and administers such plan. During fiscal 2005, there were four  meetings of the  Compensation  and Stock Option  Committee.  In
addition,  from time to time during  fiscal  2005,  the  Compensation  and Stock
Option Committee acted by unanimous written consent. See "Compensation and Stock
Option  Committee  Report  on  Executive   Compensation."  The  members  of  the
Compensation and Stock Option Committee are currently  Messrs.  Frome,  Landwehr and Raynor.  Mr. Raynor serves as Chairman of the  Compensation and Stock Option
Committee.  The Stock Option  Subcommittee of the  Compensation and Stock Option
Committee will  administer the 2005 Executive  Management  Stock Option Plan and
the 2005  Employee  Stock  Option Plan if the  shareholders  approve them at the
Annual Meeting.  The 2005 Executive  Management Stock Option Plan is the subject of Proposal No. 2 - Approval of the 2005 Executive  Management Stock Option Plan
and the 2005  Employee  Stock  Option Plan is the  subject to  Proposal  No. 4 -
Approval of the 2005 Employee Stock Option Plan.

            AUDIT COMMITTEE.  The Audit Committee makes  recommendations  to the
Board  of  Directors  regarding  the  selection  and  retention  of  independent auditors,  reviews the scope and results of the audit and reports the results to the Board of Directors. In addition, the Audit Committee reviews the adequacy of internal accounting,  financial and operating controls and reviews the Company's financial reporting compliance procedures.  See "Report of the Audit Committee."
The members of the Audit  Committee are Messrs.  Raynor,  Vipond and White.  Mr.
Vipond serves as Chairman of the Audit Committee.  The Audit Committee met seven times during fiscal 2005.

            The Audit  Committee is comprised of three  non-employee  members of the Board of  Directors.  After  reviewing  the  qualifications  of the  current members of the Audit Committee, and any relationships they may have with us that might affect their  independence  from the Company,  the Board of Directors  has determined that (1) all current Audit  Committee  members are  "independent"  as that concept is defined in Section 10A of the  Securities  Exchange Act of 1934,
as amended (the "Exchange  Act"),  (2) all current Audit  Committee  members are
"independent"  as that concept is defined in the applicable  rules of the Nasdaq
Stock Market ("Nasdaq"), (3) all current Audit Committee members are financially literate,  and (4) J. Robert Vipond qualifies as an "audit  committee  financial expert" under the applicable rules promulgated under the Exchange Act. In making the  determination  as to Mr. Vipond's  status as an audit  committee  financial expert,  the Board of Directors  determined  that he has  accounting and related financial management expertise within the meaning of the aforementioned rules as well as the listing standards of Nasdaq.

            As required by the rules of the Securities and Exchange  Commission, the Audit  Committee has established  procedures for the receipt,  retention and treatment of complaints received by the Company regarding  accounting,  internal accounting  controls  or  auditing  matters,  as  well as the  confidential  and anonymous  submission  of  information,  written or oral,  by Company  employees regarding questionable accounting or auditing matters.

            DIRECTOR  NOMINATION  POLICY.  While the Board of Directors  has not
established a nominating  committee,  in accordance with the applicable rules of
Nasdaq,  it has adopted a policy that  directors must be selected or recommended by a  majority  of the  Company's  "independent"  directors  as that  concept is defined in the  applicable  rules of Nasdaq.  The Company  believes  that,  as a result of the role of the independent  directors in the nominations  process, it is not  necessary  at this time for the  Company to have a  separate  nominating committee.  The entire Board of Directors  participates in the  consideration of director nominees.

            While there are no formal  procedures for  shareholders to recommend nominations beyond those set forth on page 25 of this Proxy Statement, the Board of Directors will consider  shareholder  recommendations.  Such  recommendations should be addressed to the Chairman of the  Company's  Audit  Committee who will submit such nominations to the Board of Directors for review.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

            The Board of Directors accepts  communications  sent to the Board of
Directors (or to specified individual directors) by shareholders of the Company.
Shareholders  may  communicate  with the Board of Directors  (or with  specified individual  directors) by writing to the Company at NuCO2 Inc.,  Attention:  Mr.
Michael E. DeDomenico, Chairman of the Board of Directors, 2800 SE Market Place,
Stuart, Florida 34997. All written  communications  received in such manner from shareholders  of the Company  shall be forwarded  promptly to the members of the
Board  of  Directors  to  whom  the   communication   is  directed  or,  if  the
communication  is not  directed  to any  particular  member(s)  of the  Board of
Directors,  the communication  will be forwarded  promptly to all members of the
Board of Directors.

CODE OF ETHICS

            The  Board  of  Directors  has  adopted  a Code  of  Ethics  that is applicable to all of our directors, officers and employees,  including our Chief
Executive Officer, Chief Financial Officer and principal accounting officer. Our
Code of Ethics is available through our website at WWW.NUCO2.COM, or in print to any shareholder who requests it from:  Investor  Relations,  NuCO2 Inc., 2800 SE
Market Place, Stuart, FL 34997.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

            The Company has no formal policy  regarding  attendance by directors at annual  meetings of  shareholders,  although most of the Company's  directors have historically attended these meetings.  Four of the Company's five directors attended the 2004 Annual Meeting of Shareholders.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            During the fiscal year ended June 30, 2005,  Mr. Robert L. Frome,  a director of the Company, participated in deliberations of the Board of Directors concerning executive officer compensation. Mr. Frome is a member of the law firm of Olshan  Grundman  Frome  Rosenzweig  & Wolosky  LLP,  which law firm has been retained by the Company  during the last fiscal  year.  Fees  received  from the
Company  by such firm  during  the last  fiscal  year did not  exceed 5% of such firm's revenues.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy

            The executive  compensation  philosophy of the Board of Directors is to base  management's  pay, in part, on achievement of the Company's  annual and long-term  performance goals, to provide competitive levels of compensation,  to recognize  individual  initiative,  achievement  and  length of  service  to the
Company,  and to assist  the  Company  in  attracting  and  retaining  qualified management.

Salaries

            Base salaries for the Company's  executive  officers are  determined initially  by  evaluating  the  responsibilities  of the  position  held and the experience of the individual,  and by reference to the  competitive  marketplace for  management  talent,  including a comparison of base salaries for comparable
positions  within  the  Company's   industry.   Annual  salary  adjustments  are
determined by evaluating the  competitive  marketplace,  the  performance of the
Company,  the  performance  of the  executive  particularly  with respect to the ability to manage  growth of the Company or to generate  sales of the  Company's products,  length of service to the Company and any  increased  responsibilities assumed by the executive.  The Company  places itself in the mid-range  level in determining salaries compared to its competitors.

Annual Bonuses

            The Company  from time to time  considers  the payment of bonuses to its  executive  officers  based,  first,  upon the level of  achievement  by the
Company of its  strategic  and operating  goals and,  second,  upon the level of personal achievement by participants. The achievement of personal goals includes the actual  performance  of the  Company  for which the  executive  officer  has responsibility as compared to the planned performance thereof, the level of cost savings achieved by such executive  officer,  the ability to manage and motivate employees  and the  achievement  of assigned  projects.  Bonuses are  determined annually  after the close of each fiscal year.  Despite  achievement of personal goals,  bonuses may not be given based upon the  performance of the Company as a whole.  For the fiscal year ended June 30,  2005,  cash  bonuses were awarded to each of the Named Executive Officers. See "Summary Compensation Table."

Compensation of Chief Executive Officer

            Mr. DeDomenico's salary and bonus for the fiscal year ended June 30,
2005 was  based  upon the terms of his  employment  agreement.  See  "Employment
Contracts,  Termination of Employment and  Change-in-Control  Arrangements." Mr.
DeDomenico's  compensation  is  believed  to be in  the  mid-range  compared  to salaries  received by other chief  executive  officers of other  carbon  dioxide suppliers. This range represents the Company's best estimate as there is limited information  available on the salary levels of chief  executive  officers of the
Company's competitors.

Stock Options

            During the fiscal year ended June 30,  2005,  the  Compensation  and
Stock Option  Committee  awarded  stock  options to each of the Named  Executive
Officers.  See "Option  Grants in Last Fiscal Year." The exercise  price of such options  was equal to the fair market  value of the Common  Stock on the date of grant. It is the philosophy of the  Compensation and Stock Option Committee that stock options  should be awarded only to key employees of the Company to promote long-term interests between such employees and the Company's shareholders and to assist in the retention of such employees.

Members of the Compensation and Stock Option Committee

                                                              Robert L. Frome
                                                              Steven J. Landwehr
                                                              Daniel Raynor

REPORT OF THE AUDIT COMMITTEE

            In accordance  with a written charter adopted by the Audit Committee of the Company's Board of Directors,  the Audit  Committee  assists the Board of
Directors in  fulfilling  its  responsibility  for  oversight of the quality and integrity of the Company's  financial  reporting  processes.  Management has the primary  responsibility for the financial  statements and the reporting process, including  the  system  of  internal  controls.  The  independent  auditors  are responsible  for  performing an  independent  audit of the  Company's  financial statements in accordance  with  generally  accepted  auditing  standards and for issuing a report  thereon.  The  independent  auditors are also  responsible for expressing  opinions on  management's  assessment  of the  effectiveness  of the
Company's internal control over financial  reporting and on the effectiveness of the Company's internal control over financial reporting.

            In this context,  the Audit  Committee has met and held  discussions with  management and the  independent  auditors.  Management  represented to the
Audit  Committee  that the  Company's  financial  statements  were  prepared  in
accordance  with  generally  accepted  accounting  principles,   and  the  Audit
Committee has reviewed and discussed the financial  statements  with  management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement of Auditing Standards No.
61 (Communications with Audit Committees), as amended.

            In addition,  the Audit Committee has discussed with the independent auditors  the  auditors'  independence  from  the  Company  and its  management, including the matters in the written  disclosures and the letter required by the
Independence Standards Board Standard No. 1 (Independence Discussions with Audit
Committees) and also considered  whether the provision of the non-audit  related services  described below under "Independent  Public  Accountants" is compatible with maintaining their independence.

            The  Audit  Committee  discussed  with  the  Company's   independent
auditors  the overall  scope and plans for their  respective  audits.  The Audit
Committee  meets with the  independent  auditors,  with and  without  management present,  to discuss the results of their  examinations,  the evaluations of the
Company's internal controls and the overall quality of the Company's  accounting principles.

            In reliance on the reviews and  discussions  referred to above,  the
Audit  Committee  recommended  to the  Board  of  Directors,  and the  Board  of
Directors approved, that the audited financial statements of the Company for the three years ended June 30, 2005 be included in the  Company's  Annual  Report on
Form 10-K for the period ended June 30, 2005 for filing with the  Securities and
Exchange Commission.

                                            Members of the Audit Committee

                                                              Daniel Raynor
                                                              J. Robert Vipond
                                                              Christopher White

OTHER EXECUTIVE OFFICERS

            ROBERT R.  GALVIN,  age 44, has been  Chief  Financial  Officer  and
Executive  Vice  President  of the Company  since  November  2002.  From 1998 to
October 2002, Mr. Galvin was senior vice president and chief  financial  officer of Independent Propane Company, a retail propane distribution  company, and from
1993 to 1998,  Mr. Galvin was director of finance of TA  Instruments,  Inc. From
1983 to 1993,  Mr.  Galvin was with KPMG Peat  Marwick,  including  two years as senior manager in the executive  office - department of  professional  practice.
Mr. Galvin is a Certified Public  Accountant and has a B.S. degree in accounting from Villanova University.

            WILLIAM  SCOTT WADE,  age 48, has been Chief  Operating  Officer and
Executive Vice President of the Company since June 2003. From May 2002 until May
2003, Mr. Wade was Executive  Vice  President - Operations of the Company.  From
2000 to 2001, Mr. Wade was vice president of operations,  quality and regulatory affairs of Medsource Technologies,  a provider of manufacturing and supply chain solutions for the medical  devices  industry and from 1998 to 2000, Mr. Wade was vice  president,  operations  at  Medtronic  AVE.  Prior  thereto,  Mr. Wade was director  of  U.S./Pacific  operations  at Ohmeda,  Inc.,  a division of The BOC
Group,  Inc.,  in Singapore  from 1994 to 1998 and  operations  manager at Texas
Instruments  from  1979 to  1994.  Mr.  Wade  has a B.S.  degree  in  mechanical engineering from Virginia Polytechnic Institute.

            JOHN  E.  WILSON,  age 49,  has  been  Chief  Customer  Officer  and
Executive Vice  President of the Company since June 2005.  From November 2004 to
June 2005, Mr. Wilson was vice president,  customer and channel  planning at The
Zyman Group, a consulting  company.  Previously,  for over 25 years,  Mr. Wilson held various  positions at The Coca-Cola  Company,  most recently as senior vice president of its fountain  beverage division from 1995 to 2003. Mr. Wilson has a
B.S. degree in business from Pennsylvania State University.

            ERIC M. WECHSLER,  age 46, has been General Counsel and Secretary of the Company  since  January 1998.  Prior to joining the Company,  Mr.  Wechsler, since 1990, was a corporate  associate at the law firm of Olshan  Grundman Frome
Rosenzweig & Wolosky LLP, the Company's  legal counsel.  Mr. Wechsler has a J.D.
degree from Fordham University,  an M.B.A. degree from New York University and a
B.A. degree from Northwestern University.

                               SECURITY OWNERSHIP

            The following table sets forth information  concerning  ownership of the Common Stock as at the Record Date, by (i) each  director,  (ii) each of the executive  officers  named in the Summary  Compensation  Table below,  (iii) all directors  and  executive  officers as a group and (iv) each person known to the
Company  to be the  beneficial  owner of more than five  percent  of the  Common
Stock.

                                                           Amount and Nature of
                                                                Beneficial        Percent of
Name and Address (1)                                           Ownership (2)      Class (3)
--------------------                                           ------------       ---------

Michael E. DeDomenico.........................................  416,404 (4)         2.7

Robert L. Frome...............................................  113,919 (5)           *

Steven J. Landwehr............................................        0              --

Daniel Raynor.................................................   75,522 (6)           *

J. Robert Vipond..............................................    4,000 (7)           *

Christopher White.............................................      300               *

Robert R. Galvin..............................................  192,318 (8)         1.2

William Scott Wade............................................  153,208 (9)           *

Eric M. Wechsler..............................................   64,250 (10)          *

Federated Investors, Inc......................................1,673,700 (11)       10.9
1001 Liberty Avenue
Pittsburgh, PA 15222

Columbia Wanger Asset Management, L.P.........................1,365,700 (11)        8.9
227 West Monroe Street, Suite 3000
Chicago, IL  60606

Pequot Capital Management, Inc................................1,069,800 (11)        7.0
500 Nyala Farm Road
Westport, CT  06880

BAMCO, INC....................................................1,000,000 (11)        6.5
767 Fifth Avenue, 49th Floor
New York, NY 10153

Wellington Management Company, LLP............................  887,700 (11)        5.8
75 State Street
Boston, MA 02109

Artisan Partners Limited Partnership..........................  848,100 (11)        5.5
875 East Wisconsin Avenue, Suite 800
Milwaukee, WI 53202

Morgan Stanley Investment Management Inc......................  803,275 (11)        5.2
1221 Avenue of the Americas
New York, NY 10020

JPMorgan Investment Management, Inc...........................  776,300 (11)        5.1
522 Fifth Avenue, 12th Floor
New York, NY 10036

All directors and executive officers as a group (10 persons)..1,045,921 (12)        6.5

------------------------------
*Less than 1%.
     (1)  Unless  otherwise  indicated,  the address of each beneficial owner is
          c/o the Company, 2800 S.E. Market Place, Stuart, FL 34997.

     (2)  Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act ("Rule 13d-3") and unless otherwise  indicated, represents  shares for which the beneficial  owner has sole voting and investment power and for beneficial  ownership  purposes  includes any options  or other  rights to  subscribe  for  Common  Stock  which are exercisable within sixty (60) days of the Record Date.

     (3)  Each beneficial owner's percentage ownership is determined by assuming that options,  warrants and  convertible  securities  that are held by such  person  (but not those  held by any other  person)  and that are exercisable  within  sixty  (60)  days of the  Record  Date  have been exercised.

     (4)  Includes 380,000 shares issuable upon exercise of stock options.

     (5)  Includes  8,000 shares owned by Frome & Co., a limited  partnership of which Mr.  Frome is the general  partner,  7,000  shares  owned by Mr.
          Frome's daughter with respect to which Mr. Frome disclaims  beneficial ownership,  3,550 shares owned by Mr.  Frome's  spouse with respect to which Mr.  Frome  disclaims  beneficial  ownership  and 27,667  shares issuable upon exercise of stock options.

     (6)  Includes  14,645  shares owned by Daniel  Raynor,  Inc., a corporation wholly-owned  by Mr.  Raynor,  877 shares  owned by the Daniel  Raynor
          Trust  f/b/o  Mr.  Raynor's  minor  children  of which  Mr.  Raynor is co-trustee  but  disclaims  beneficial  ownership,  and 52,000  shares issuable upon exercise of stock options.

     (7)  Represents 4,000 shares issuable upon exercise of stock options.

     (8)  Includes 189,286 shares issuable upon exercise of stock options.

     (9)  Includes  4,208 shares owned by Mr. Wade's minor children with respect to which Mr. Wade  disclaims  beneficial  ownership and 147,500 shares issuable upon exercise of stock options.

     (10) Includes 61,250 shares issuable upon exercise of stock options

     (11) Information obtained from Form 13F.

     (12) Includes  887,703 shares  issuable upon exercise of stock options held by directors and executive officers.

EXECUTIVE COMPENSATION

            The following table sets forth, for the fiscal years indicated,  all compensation  awarded to, earned by or paid to each individual  serving as Chief
Executive  Officer of the Company  and the three  other most highly  compensated executive  officers of the Company whose salary and bonus exceeded $100,000 with respect to the fiscal year ended June 30, 2005 (the "Named Executive Officers").

                                                     SUMMARY COMPENSATION TABLE

                                                       Annual Compensation                           Long-Term
                                                 ------------------------------------------------   Compensation        All Other
                                  Fiscal Year                                     Other Annual         Awards         Compensation
Name and Principal Position      Ended June 30    Salary ($)      Bonus ($)     Compensation ($)   Options (1)(#)        (2)($)
---------------------------      -------------    ----------      ---------     ----------------   --------------        ------

Michael E. DeDomenico                 2005         $400,000        $140,000             -- (3)        60,000 (4)        $  4,258
  Chairman,                           2004         $333,000        $240,800             -- (3)        60,000            $    128
  Chief Executive Officer             2003         $300,000        $117,500             -- (3)        60,000            $     --

Robert R. Galvin                      2005         $275,000        $102,000       $ 48,959 (5)        50,000 (4)        $  3,573
  Chief Financial Officer,            2004         $200,000        $121,000       $ 38,948 (6)        65,000            $     77
  Treasurer                           2003         $117,692        $ 60,000       $ 31,743 (7)        170,000           $     --

William Scott Wade                    2005         $275,000        $ 70,000             --            50,000 (4)        $  3,350
  Chief Operating Officer             2004         $200,000        $121,000             -- (3)        65,000            $     77
                                      2003         $180,000        $ 60,000       $ 57,538 (8)        40,000            $     --

Eric M. Wechsler                      2005         $190,000        $ 46,000             -- (3)        15,000 (4)        $  2,170
  General Counsel, Secretary          2004         $160,000        $ 53,000             -- (3)        20,000            $     62
                                      2003         $145,000        $ 30,000             -- (3)        10,000            $     --

   ------------------------------
     (1)  Represents options awarded under the Company's 1995 Stock Option Plan.
     (2)  Company match under the Company's 401(k) Savings & Retirement Plan.
     (3)  The  aggregate  amount  of  perquisites  and other  personal  benefits provided is less than 10% of the total annual salary and bonus of such officer.
     (4)  See "Option Grants In Last Fiscal Year."
     (5)  Includes $36,000 for commuting expenses reimbursement.
     (6)  Includes $30,369 for commuting expenses reimbursement.
     (7)  Includes $24,203 for commuting expenses reimbursement.
     (8)  Includes $49,998 for relocation expenses.

            The following table sets forth certain information  regarding Common
Stock option grants made to the Named Executive  Officers during the fiscal year ended June 30, 2005.

                                            OPTION GRANTS IN LAST FISCAL YEAR

                                                              Individual Grants
                    -------------------------------------------------------------------------------------------------------
                                                                                           Potential Realizable Value at
                                              % of Total                                      Assumed Annual Rates of
                                               Options                                        Stock Price Appreciation
                       Number of Securities   Granted to    Exercise or                          for Option Term(1)
                        Underlying Options   Employees in      Base          Expiration          -------------------
                           Granted (#)        Fiscal Year   Price ($/Sh)       Date            5% ($)           10% ($)
                           -----------        -----------   ------------       ----            ------           -------

Michael E. DeDomenico       60,000(2)            20.7        $   25.67       6/30/2015       $  968,400       $2,454,600
Robert R. Galvin            50,000(2)            17.2        $   25.67       6/30/2015       $  807,000       $2,045,500
William Scott Wade          50,000(2)            17.2        $   25.67       6/30/2015       $  807,000       $2,045,500
Eric M. Wechsler            15,000(2)             5.2        $   25.67       6/30/2015       $  242,100       $  613,650

                                       10

   ------------------------------
     (1)  The dollar  amounts  reported in the  "Potential  Realizable  Value at
          Assumed  Annual  Rates of Stock Price  Appreciation  for Option  Term"
          columns  represent  hypothetical  amounts  that  may  be  realized  on exercise of options  immediately prior to the expiration of their term assuming the specified  compounded rates of appreciation of the Common
          Stock over the term of the options. The 5% and 10% assumed annual rate of  stock  price  appreciation  are  required  by  the  rules  of  the
          Securities  and Exchange  Commission  and do not reflect the Company's estimate or projection of future stock price growth.
    (2)   One-quarter  of the number of options is exercisable  commencing  June
          30,  2005,  one-quarter  of  the  number  of  options  is  exercisable commencing  June 30,  2006,  one-quarter  of the  number of options is exercisable commencing June 30, 2007, and the final one-quarter of the number of options is exercisable commencing June 30, 2008.

            The following table sets forth certain  information  regarding stock option exercises and unexercised  Common Stock options held by each of the Named
Executive Officers as of June 30, 2005.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                                                        Value of Unexercised In-the-Money
                                                       Number of Unexercised Options        Options at June 30, 2005
                                                          at June 30, 2005 (#)                     ($) (1)
                                                          --------------------                     -------
                        Shares Acquired     Value            Exercisable/                       Exercisable/
       NAME             on Exercise (#)   Realized ($)       Unexercisable                     Unexercisable
       ----             --------------    ------------       -------------                     -------------
Michael E. DeDomenico      125,000        $ 2,125,250        380,000/75,000             $    6,046,100/$237,900
Robert R. Galvin            38,214        $   643,126        148,452/98,334             $    2,176,569/$850,530
William Scott Wade          50,000        $   978,300        139,166/90/834             $    1,645,490/$633,680
Eric M. Wechsler            21,000        $   373,994         57,916/22,084             $      798,204/$140,094
--------------
    (1)      These  values  have  been  calculated  by  subtracting  the  option exercise price from the closing price of $25.67 of the Common Stock on the Nasdaq  National  Market on June 30, 2005,  and  multiplying that  figure  by  the  total  number  of  exercisable/unexercisable options.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

            Mr.  DeDomenico is employed as Chairman and Chief Executive  Officer of the Company under an amended and restated  employment  agreement  expiring on
June 30, 2007 at a base salary of $412,000 per annum effective July 1, 2005. The amended and restated employment agreement also provides that Mr. DeDomenico will be a  director  of the  Company.  In the event that Mr.  DeDomenico  voluntarily terminates  his  employment for "Good Reason" after a "Change in Control" of the
Company  occurs,  Mr.  DeDomenico  is entitled to receive a payment equal to two times his then  current  annual  base  salary  and  bonus  and  other  specified benefits.  In  addition,  in the  event  that  Mr.  DeDomenico's  employment  is terminated due to permanent  disability or death, he, or his  beneficiaries,  is entitled to receive a payment  equal to his then current  annual base salary and bonus.

            Mr.  Galvin  is  employed  as  Executive  Vice  President  and Chief
Financial  Officer of the  Company  under an  employment  agreement  expiring on
October 31, 2006 at a base salary of $283,250 per annum  effective July 1, 2005.
In the event that Mr. Galvin  voluntarily  terminates  his  employment for "Good
Reason"  after a "Change  in  Control"  of the  Company  occurs,  Mr.  Galvin is entitled to receive a payment equal to 1 1/2 times his then current  annual base salary and bonus and other specified  benefits.  In addition,  in the event that
Mr. Galvin's employment is terminated due to permanent  disability or death, he, or his beneficiaries, is entitled to receive a payment equal to his then current annual base salary.

            Mr. Wade is employed as Executive Vice President and Chief Operating
Officer of the Company under an employment agreement expiring on May 31, 2006 at a base salary of $283,250 per annum  effective  July 1, 2005.  In the event that

                                       11

Mr. Wade voluntarily terminates his employment for "Good Reason" after a "Change in  Control" of the  Company  occurs,  Mr. Wade is entitled to receive a payment equal to 1 1/2 times his then  current  annual  base  salary and bonus and other specified  benefits.  In addition,  in the event that Mr.  Wade's  employment is terminated due to permanent  disability or death, he, or his  beneficiaries,  is entitled to receive a payment equal to his then current annual base salary.

            Mr.  Wilson  is  employed  as  Executive  Vice  President  and Chief
Customer Officer of the Company under an employment  agreement  expiring on June
5, 2009 at a base salary of  $240,000  per annum.  In the event that Mr.  Wilson voluntarily  terminates  his  employment  for "Good  Reason"  after a "Change in
Control"  of the  Company  occurs,  Mr.  Wilson is entitled to receive a payment equal to 1 1/2 times the sum of his then  current  annual base salary and 72% of his bonus and other  specified  benefits.  In  addition,  in the event  that Mr.
Wilson's  employment is terminated due to permanent  disability or death, he, or his  beneficiaries,  is entitled to receive a payment  equal to his then current annual base salary.

            Mr.  Wechsler,  in the  event  that he  voluntarily  terminates  his employment for "Good Reason" after a "Change in Control" of the Company  occurs, is entitled to receive a payment  equal to this then current  annual base salary and bonus and other specified benefits.

            Each of these  executives is eligible to receive annual cash bonuses based upon the achievement of estimated EBITDA (earnings before interest, taxes, depreciation  and  amortization)  and other operating and financial  criteria as projected in the Company's  business plan  established by the Board of Directors for the applicable fiscal year.

STOCK OPTION PLANS

            1995 STOCK OPTION PLAN.  Under the Company's  1995 Stock Option Plan
(the "1995 Plan"),  2,400,000  shares of Common Stock were reserved for issuance upon the  exercise  of stock  options.  Options  to  purchase  an  aggregate  of
1,405,749 shares of Common Stock are presently outstanding.  Options to purchase
988,011 shares of Common Stock have been exercised. The 1995 Plan is designed as a means to attract,  retain and motivate key  employees.  The  Compensation  and
Stock Option  Committee  administers  and interprets  the 1995 Plan.  Only 6,240 shares of Common Stock remain  available for the grant of options under the 1995
Plan.  The 1995 Plan will  terminate  on November 6, 2005.  The  approval of new stock option plans for  employees of the Company are the subject of Proposal No.
2 - Approval of the 2005 Executive Management Stock Option Plan and Proposal No.
4 - Approval of the 2005 Employee Stock Option Plan.

            The 1995 Plan  provides  for the  granting of both  incentive  stock options (as  defined in Section 422 of the  Internal  Revenue  Code of 1986,  as
amended) and nonqualified stock options. Options are granted under the 1995 Plan on such terms and at such prices as  determined  by the  Compensation  and Stock
Option  Committee,  except that the per share exercise price of incentive  stock options  cannot be less than the fair  market  value of the Common  Stock on the date of grant and the per share  exercise  price of  nonqualified  stock options cannot be less than 75% of the fair market value of the Common Stock on the date of grant.  Each option is exercisable  after the period or periods  specified in the option  agreement,  but no option may be exercisable after the expiration of ten years from the date of grant.  Options  granted  under the 1995 Plan are not transferable other than by will or by the laws of descent and distribution.

            DIRECTORS' STOCK OPTION PLAN. The Company's  Directors' Stock Option
Plan (the  "Directors'  Plan")  provided  for the grant of options  to  purchase
Common  Stock to  non-employee  directors of the Company.  The  Directors'  Plan authorized the issuance of a maximum of 110,000 shares of Common Stock.  Options to  purchase  an  aggregate  of  33,000  shares of  Common  Stock are  presently outstanding.  Options  to  purchase  65,000  shares  of Common  Stock  have been exercised.  The Board of Directors of the Company terminated the Directors' Plan on May 18,  2005.  At such time,  only 12,000  shares of Common  Stock  remained available for the grant of options under the Directors'  Plan. The approval of a new stock option plan for  non-employee  directors of the Company is the subject of Proposal  No. 3 - Approval of the 2005  Non-Employee  Directors  Stock Option
Plan.

            SECURITIES  AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS.
The following  table  provides  information  as of June 30, 2005 about shares of
Common  Stock  that may be issued  under all of the  Company's  existing  equity compensation plans.

                                       12

                                            EQUITY COMPENSATION PLAN INFORMATION

                                                                                          Number of securities remaining
                                 Number of securities to          Weighted-average      available for future issuance under
                                     be issued upon               exercise price of         equity compensation plans
                                 of outstanding options,         outstanding options,   (excluding securities reflected in
Plan Category                      warrants and rights           warrants and rights                column (a))
-------------                      -------------------           -------------------                -----------
                                           (a)                          (b)                             (c)

Equity compensation                     1,537,569                     $14.00                           10,423
plans approved by                    shares of Common                                             shares of Common
security holders.............             Stock                                                        Stock

Equity compensation                         0                            0                               0
plans not approved by
security holders............     -----------------------    -----------------------           -----------------------
            Total............           1,537,569                     $14.00                           10,423
                                     shares of Common                                             shares of Common
                                          Stock                                                        Stock

SECTIONAL 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section  16(a) of the  Securities  Exchange Act of 1934, as amended, requires the Company's  executive  officers and  directors,  and persons who own more than ten percent of a registered class of the Company's equity  securities, to file reports of ownership and changes in ownership  with the  Securities  and
Exchange  Commission  (the  "Commission").  Executive  officers,  directors  and
greater  than  ten  percent   shareholders  are  required  by  the  Commission's
regulations  to furnish the Company with copies of all Section  16(a) forms they file.

            To the Company's  knowledge,  based solely on a review of the copies of such  reports  furnished to the Company and written  representations  that no other reports were  required,  the Company  believes that during the fiscal year ended June 30, 2005,  its  executive  officers,  directors  and greater than ten percent shareholders  complied with all Section 16(a) filing requirements,  with the exception of one sale by William Scott Wade on June 29, 2005 of 1,000 shares of Common Stock that was reported on August 30, 2005.

PERFORMANCE GRAPH

            The  following  graph  compares,   for  each  of  the  fiscal  years
indicated,  the  annual  percentage  change in the  Company's  cumulative  total shareholder  return on its Common Stock with the cumulative  total return of (i)
the Nasdaq Stock Market (U.S.) Index, a broad equity market index,  and (ii) the
Russell  2000 Index,  a "small  cap"  index.  The Company has elected to use the
Russell   2000  Index   since  it  does  not  use  a   published   industry   or
line-of-business  index and does not believe it can  reasonably  identify a peer group.

                                       13

                      COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                 AMONG NUCO2 INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                               AND THE RUSSELL 2000 INDEX
             ---------------------------------------------------------------
                                  6/00     6/01      6/02       6/03     6/04     6/05

NUCO2 INC                        100.00   153.63    175.00     117.63   245.38   320.88
NASDAQ STOCK MARKET (U.S.)       100.00    55.52     37.16      31.63    43.07    43.56
RUSSELL 20000                    100.00   100.66     91.93      90.42   120.59   131.98

* Assumes $100  invested on June 30, 2000 in the  Company's  Common  Stock,  the
Russell 2000 Index and the Nasdaq Stock Market (U.S.) Index. The calculations in the table were made on a dividends reinvested basis.

                                 PROPOSAL NO. 2

           APPROVAL OF THE 2005 EXECUTIVE MANAGEMENT STOCK OPTION PLAN

            The Board of Directors  proposes that the 2005 Executive  Management
Stock Option Plan (the "2005  Executive  Plan") be approved.  The 2005 Executive
Plan was adopted by the Board of  Directors  on October 20,  2005.  The Board of
Directors  believes it is in the best interests of the Company and  shareholders to approve the 2005 Executive  Plan. The purpose of the 2005 Executive  Plan, as proposed,  is strengthen the Company's  ability to attract and retain persons of training, experience and ability and to provide an incentive to such persons who will be responsible for the Company's development and financial success.

            Under the  Company's  1995  Plan,  adopted in 1995 and as amended to date,  2,400,000  shares of Common Stock were  reserved  for  issuance  upon the exercise of stock options.  Options to purchase an aggregate of 1,405,749 shares of Common Stock are presently outstanding. Options to purchase 988,011 shares of
Common  Stock have been  exercised.  Only 6,240  shares of Common  Stock  remain available  for the  grant of  options  under the 1995  Plan.  The 1995 Plan will terminate on November 6, 2005. The 2005  Executive Plan would replace,  in part, the 1995 Plan.

            A copy of the 2005  Executive  Plan is  attached  as Annex A to this
Proxy  Statement.  The  following  summary of the 2005  Executive  Plan does not purport to be complete  and is  qualified  in its  entirety by  reference to the provisions of the 2005 Executive Plan.

                                       14

SUMMARY OF THE 2005 EXECUTIVE PLAN

            ADMINISTRATION.  The  administration of the 2005 Executive Plan will be provided  by the Stock  Option  Subcommittee  of the  Compensation  and Stock
Option  Committee of the Board of Directors  (the "Stock Option  Subcommittee"),
which  will have the  authority  to  determine  the terms on which  options  are granted  under the 2005  Executive  Plan.  The Stock  Option  Subcommittee  will determine  the  recipients  of  options,  the number of options to be granted to eligible  participants,  the exercise price, vesting period and option period at the time an option is granted. In making such  determinations,  the Stock Option
Subcommittee  may take into account the nature and period of service of eligible persons, such eligible person's degree of responsibility for and contribution to the growth and success of the Company or any  subsidiary,  promotions  potential and any other factors the Stock Option  Subcommittee  deems relevant.  The Stock
Option   Subcommittee   will   interpret  the   provisions   and  supervise  the
administration of the 2005 Executive Plan. The 2005 Executive Plan provides that no option shall be granted with a time period for exercise greater than 10 years from the date of grant.

            The exercise  price of options will be payable in cash or the holder of an option may request approval from the Stock Option Subcommittee to exercise an option or a portion  thereof by tendering  shares of Common Stock at the fair market  value per share on the date of exercise  in lieu of cash  payment of the exercise price.

            Both  incentive  stock  options  ("ISOs")  and  non-qualified  stock options may be granted under the 2005  Executive  Plan.  The 2005 Executive Plan requires that the exercise  price of an option will not be less than 100% of the fair market value of the Common Stock on the date of the grant of the option. No
ISO may be  granted  under  the Plan to  anyone  who owns  more  than 10% of the outstanding  Common Stock unless the exercise price is at least 110% of the fair market  value of the  Common  Stock on the date of grant  and the  option is not exercisable  more than five years after it is granted.  There is no limit on the fair market  value of ISOs that may be granted to an  employee  in any  calendar year, but no employee may be granted ISOs that first become exercisable during a calendar  year for the  purchase of stock with an  aggregate  fair market  value
(determined  as of the date of grant of each option) in excess of $100,000,  and no employee may be granted  options to purchase  more than  225,000  shares in a calendar year. An option (or an installment thereof) counts against the $100,000 annual limitation only in the year it first becomes exercisable.

            SHARES SUBJECT TO 2005 EXECUTIVE PLAN. A maximum of 1,500,000 of the shares of Common Stock may be issued upon the exercise of options  granted under the 2005 Executive  Plan. Upon any stock  dividend,  stock split,  reverse stock split, recapitalization, combination, reclassification, or similar change in the capital  structure of the Company,  appropriate  adjustments will be made to the shares subject to the 2005 Executive  Plan, to the terms of the grant of options described  below,  and to outstanding  options.  Generally,  if any  outstanding options under the 2005 Executive  Plan expire or terminate  prior to being fully exercised,  the  unpurchased  shares of Common Stock shall remain  available for future option  grants.  Common Stock used to pay the exercise price of an option or to satisfy tax  withholding  obligations  shall not be  available  for future grant or sale under the 2005 Executive Plan.

            ELIGIBILITY.  The persons  eligible  for  participation  in the 2005
Executive  Plan  shall  be  officers  and key  managers  of the  Company  or any subsidiary  thereof.  Such persons shall not be eligible to  participate  in the
2005  Employee  Stock  Option  Plan,  if such plan is approved by the  Company's shareholders,  which is the  subject of  Proposal  No. 4 - Approval  of the 2005
Employee  Stock  Option  Plan.  As of October  21,  2005,  there were 18 persons eligible to participate in the 2005 Executive Plan. An executive  officer who is granted an option  under the 2005  Executive  Plan shall be not  eligible for an additional  grant until three  calendar  years have elapsed from the date of the prior grant.

            As of October 21, 2005, options to purchase 957,000 shares of Common
Stock were granted to officers  and key  managers of the Company.  The per share exercise price of these options is $24.00, a $0.59 per share premium to the fair market value of the Common Stock on the date of grant.  The following table sets forth the number of options granted under the 2005 Executive Plan to each of the
Company's Named Executive  Officers,  all executive  officers as a group and all non-executive officers and non-executive officer employees as a group.

                                       15

                   Name and Position                   Number of Options
                   -----------------                   -----------------

         Michael E. DeDomenico                              225,000
           Chairman, Chief Executive Officer

         Robert R. Galvin                                   150,000
           Chief Financial Officer, Treasurer

         William Scott Wade                                 150,000
           Chief Operating Officer

         Eric M. Wechsler                                    45,000
           General Counsel, Secretary

         Executive Officer Group                            720,000

         Non-Executive Officer and Employee Group           237,000

         Total                                              957,000

            VESTING  AND  EXERCISABILITY.  Unless  otherwise  fixed by the Stock
Option Subcommittee at grant and subject to acceleration pursuant to a Change in
Control  (defined  below),  options shall vest and be first  exercisable  if the
Company meets or exceeds  annual  earnings per share targets  established by the
Board of  Directors.  Any  portion  of any option  that has not  expired or been forfeited  shall vest and be first  exercisable on the fifth  anniversary of the date of grant,  provided that the optionee is an employee of the Company at such time. In addition,  no portion of an option shall vest and be first  exercisable unless the holder  thereof is  employed  by the Company on July 1 of the year in which any portion is  scheduled  to vest and be first  exercisable,  unless such optionee is terminated by the Company less than 90 days prior to June 30 of such year for reasons other than cause (the  determination as to whether  termination was for cause to be made by the Stock Option Subcommittee).

            TRANSFER  OF  OPTIONS.  In  general,  during  the  lifetime  of  the optionee,  the  option  may be  exercised  only by the  optionee  and may not be transferred or assigned, except by will or the laws of descent and distribution.
Options may also be transferred under a qualified  domestic  relations order (as defined in the Code on Title I of the Employee  Retirement  Income Security Act,
or the rules promulgated thereunder).

            CHANGE IN CONTROL.  The 2005  Executive  Plan provides  that, in the event of (1) a merger or consolidation in which the Company is not the surviving corporation or in which the  shareholders of the Company before such transaction do not  retain  after  such  transaction,  directly  or  indirectly,  at least a majority of the beneficial interest in the voting stock of the Company;  (2) the sale,  exchange  or transfer  of all or  substantially  all of the assets of the
Company  other than to one or more  subsidiary  corporations;  (3) the direct or indirect  sale  or  exchange  by  the  shareholders  of  the  Company  of all or substantially  all of the stock of the  Company  where the  shareholders  of the
Company before such transaction do not retain after such  transaction,  directly or  indirectly,  at least a majority  of the  beneficial  interest in the voting stock of the Company;  or (4) a  liquidation  or  dissolution  of the Company (a
"Change  in  Control"),  the  number of shares of Common  Stock  subject to each option  on the date of grant  multiplied  by the  greater  of (i) two  times the portion  of the  option  that  vested  and  became  first  exercisable  for  the achievement  of the  earnings  per  share  target  for the  Common  Stock in the
immediately   preceding  fiscal  year  and  (ii)  40%  will  become  immediately exercisable  and  vested  in full as of the  date  that is 10 days  prior to the expected date of the Change in Control. In addition,  the acquiring or successor corporation  shall assume or  substitute  substantially  equivalent  options for those portions of options outstanding under the 2005 Executive Plan that are not vested and  exercisable  as of the  Change in  Control.  To the extent  that the options  outstanding under the 2005 Executive Plan are not assumed,  substituted for, or exercised prior to the Change in Control, they will terminate.

            TERMINATION OF OPTIONS. If an optionee's employment is terminated as a result of death or  disability,  any options  granted to such  optionee may be exercised by such  optionee  (or, in the case of death,  his estate) at any time within the shorter of two years  after the date such  optionee's  employment  is terminated or  expiration  of the stated term of such  options,  but only to the extent such  options were  exercisable  on such date.  Following  an  employee's
Normal  Retirement or Early  Retirement  (as those terms are defined in the 2005
Executive Plan), or if an optionee's  employment terminates for any reason other

                                       16

than cause,  any  options  granted to such  optionee  may be  exercised  by such optionee  at any  time  within  one  year  after  the  date of  such  optionee's retirement, but only to the extent such options were exercisable on such date.

            RULE  16B-3  COMPLIANCE.   In  all  cases,  the  terms,  provisions,
conditions  and  limitations  of the 2005  Executive Plan shall be construed and interpreted  so as to be  consistent  with the  provisions  of Rule 16b-3 of the
Exchange Act.

            TAX  TREATMENT OF ISOS.  In general,  no taxable  income for federal income tax  purposes  will be  recognized  by an option  holder upon  receipt or exercise  of an ISO,  and the  Company  will  not  then be  entitled  to any tax deduction. Assuming that the option holder does not dispose of the option shares before the later of (1) two years  after the date of grant or (2) one year after the exercise of the option,  upon any such  disposition,  the option holder will recognize  capital  gain  equal to the  difference  between  the  sale  price on disposition and the exercise price.

            If,  however,  the option holder disposes of his option shares prior to the expiration of the required  holding  period,  he will recognize  ordinary income for federal income tax purposes in the year of  disposition  equal to the lesser of (1) the difference  between the fair market value of the shares at the date of exercise and the exercise price, or (2) the difference  between the sale price upon  disposition  and the exercise  price.  Any  additional  gain on such disqualifying  disposition will be treated as capital gain. In addition, if such a  disqualifying  disposition is made by the option holder,  the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder  provided that such amount  constitutes an ordinary and reasonable expense of ours.

            TAX TREATMENT OF NONQUALIFIED STOCK OPTIONS.  No taxable income will be recognized by an option holder upon receipt of a  nonqualified  stock option, and the Company will not be entitled to a tax deduction for such grant.

            Upon the exercise of a nonqualified  stock option, the option holder will include in taxable income,  for federal income tax purposes,  the excess in value  on  the  date  of  exercise  of  the  shares  acquired  pursuant  to  the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares,  the option  holder will derive  short-term  or long-term  gain or loss, depending upon the option  holder's  holding  period for the shares,  commencing upon  the  exercise  of the  option,  and upon the  subsequent  appreciation  or depreciation in the value of the shares.

            The Company generally will be entitled to a corresponding  deduction at the time that the  participant is required to include the value of the shares in his income.

            REPRICING. The 2005 Executive Plan provides that options granted may not be repriced or replaced without the approval of the holders of a majority of the outstanding shares of the voting stock of the Company.

            TERMINATION  OR  AMENDMENT.  The Board of Directors is authorized to amend,  suspend or  terminate  the 2005  Executive  Plan,  except that it is not authorized,  without shareholder  approval to (1) materially increase the number of shares  issuable under the 2005 Executive  Plan; (2) materially  increase the benefits  accruing  to  option  holders  under  the  2005  Executive  Plan;  (3)
materially modify the 2005 Executive Plan eligibility requirements; (4) decrease the exercise price of options below 100% of the  underlying  stock's fair market value on the grant  date;  or (5)  extend  the term of any  option  beyond  that provided for in Section 5(b) of the 2005 Executive Plan.

            If approved by the shareholders,  unless  terminated  earlier by the
Board of Directors, the 2005 Executive Plan will expire on October 20, 2015.

            The proposal to approve the 2005 Executive Plan requires approval by a majority of the votes cast voting in person or by proxy.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2005
                     EXECUTIVE MANAGEMENT STOCK OPTION PLAN.

                                       17

                                 PROPOSAL NO. 3

          APPROVAL OF THE 2005 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

            The Board of Directors proposes that the 2005 Non-Employee Directors
Stock Option Plan (the "2005  Directors  Plan") be approved.  The 2005 Directors
Plan was  adopted  by the  Board of  Directors  on May 18,  2005.  The  Board of
Directors  believes  it  is in  the  best  interests  of  the  Company  and  its shareholders  to  approve  the 2005  Directors  Plan.  The  purpose  of the 2005
Directors  Plan,  as  proposed,  is  to  attract  and  retain  the  services  of experienced and highly-qualified  individuals as directors of the Company and to encourage  stock ownership by such directors so that their interests are aligned with the interests of the Company and its shareholders.

            Under the Company's  Directors' Plan, adopted in 1995 and as amended to date,  110,000  shares of Common Stock were  reserved  for issuance  upon the exercise of stock options. The Board of Directors terminated the Directors' Plan on May 18, 2005, in  connection  with its approval of the 2005  Directors  Plan.
Options to purchase an aggregate of 33,000  shares of Common Stock are presently outstanding.  Options  to  purchase  65,000  shares  of Common  Stock  have been exercised.  Only 12,000 shares of Common Stock remained  available for the grant of options under the Directors' Plan when it was terminated.  The 2005 Directors
Plan would replace the Directors' Plan.

            A copy of the 2005  Directors  Plan is  attached  as Annex B to this
Proxy  Statement.  The  following  summary of the 2005  Directors  Plan does not purport to be complete  and is  qualified  in its  entirety by  reference to the provisions of the 2005 Directors Plan.

SUMMARY OF THE 2005 DIRECTORS PLAN

            ADMINISTRATION.  The  administration of the 2005 Directors Plan will be provided by the Board of Directors and/or the Stock Option Subcommittee (such body,  the  "Administrator"),  which will interpret the provisions and supervise the  administration of the 2005 Directors Plan.  However,  as the 2005 Directors
Plan  provides  for the  automatic  grant  of  non-qualified  stock  options  to non-employee  directors of the Company,  the  Administrator has no discretion to select the  non-employee  directors of the Company who are granted options under the 2005 Directors Plan, to set the exercise price of such options, to determine the  number of  shares  for which or the time at which  particular  options  are granted or to establish the duration of such options.

            SHARES SUBJECT TO 2005  DIRECTORS  PLAN. A maximum of 200,000 shares of Common  Stock may be issued upon the  exercise of options  granted  under the
2005 Directors  Plan. Upon any stock  dividend,  stock split,  recapitalization, reverse  stock split,  combination,  reclassification  or similar  change in the capital  structure of the Company,  appropriate  adjustments will be made to the shares subject to the 2005 Directors  Plan, to the terms of the grant of options described  below,  and to  outstanding  options.  If any options  under the 2005
Directors  Plan  expire  or  terminate  prior  to  being  fully  exercised,  the unpurchased  shares of Common Stock shall  remain  available  for future  option grants.  Common Stock used to pay the exercise  price of an option or to satisfy tax  withholding  obligations  shall not be  available  for future grant or sale under the 2005 Directors Plan.

            ELIGIBILITY.  Only  directors  of the  Company  who,  at the time of grant,  are  not  employees  of the  Company  or of  any  parent  or  subsidiary corporation  of the  Company  (the  "Non-Employee  Directors")  are  eligible to participate  in the  2005  Directors  Plan.  Currently,  the  Company  has  five
Non-Employee Directors eligible to participate in the 2005 Directors Plan.

            As of October 21, 2005,  options to purchase 20,000 shares of Common
Stock were granted to each of Christopher White and Steven J. Landwehr,  the two
Non-Employee  Directors  who joined  the Board of  Directors  subsequent  to the approval of the 2005  Directors  Plan by the Board of  Directors.  The per share exercise  price of these  options  is $23.14  and  $25.37,  respectively.  These options are not exercisable prior to the Company obtaining  shareholder approval of the 2005 Directors Plan.

            AUTOMATIC  GRANT OF OPTIONS.  Each person first elected or appointed as a Non-Employee Director is granted automatically, on the date of such initial election or  appointment,  an option (an  "Initial  Option") to purchase  20,000 shares of Common Stock. On the date of each  successive  anniversary of the date on which a person was first elected or appointed as a Non-Employee Director (the

                                       18

"Anniversary Date"), such Non-Employee  Director  automatically shall be granted an  additional  option (an "Annual  Option") to purchase  5,000 shares of Common
Stock.

            TERMS AND CONDITIONS OF OPTIONS. The exercise price per share of any option  granted under the 2005  Directors Plan must equal the fair market value, as determined pursuant to the 2005 Directors Plan, of one share of the Company's
Common Stock on the date of grant.  The exercise price shall be paid in cash, by check or such other instrument as may be acceptable to the Administrator.

            Options  granted  pursuant  to the  2005  Directors  Plan  shall  be exercisable  as follows:  (1) for Initial  Options,  one-fourth of the aggregate shares of Common Stock purchasable  thereunder shall be first exercisable on the grant date of such Initial Option and an additional  one-fourth of the aggregate shares of Common Stock purchasable thereunder shall be first exercisable on each of the first three  Anniversary  Dates, and (2) for Annual Options,  one-half of the  aggregate  shares of Common  Stock  purchasable  thereunder  shall be first exercisable  on each of the first two  anniversaries  of the grant  date of such
Annual Option.  The term of each option  granted  pursuant to the 2005 Directors
Plan  shall be 10 years from the date of grant,  subject to earlier  termination following an optionee's  termination of service or upon a change in control,  as discussed below.

            TRANSFER  OF  OPTIONS.  In  general,  during  the  lifetime  of  the optionee,  an  option  will be  exercised  only by the  optionee  and may not be transferred or assigned, except by will or the laws of descent and distribution.
Options may also be transferred under a qualified  domestic  relations order (as defined in the Code or Title I of the Employee  Retirement  Income Security Act,
or the rules promulgated thereunder).  However, the 2005 Directors Plan provides that, with the consent of the Administrator,  the optionee may transfer all or a portion of the option to (1) an  immediate  family  member,  (2) a trust for the exclusive  benefit of the optionee and/or one or more immediate  family members,
(3) a  partnership  in which the optionee  and/or one or more  immediate  family members are the only  partners,  or (4) such other person or entity as the Board of Directors  permits.  For this purpose,  "immediate  family  member" means the optionee's spouse, former spouse, children or grandchildren,  whether natural or adopted.

            TERMINATION  OF OPTIONS.  If an optionee  ceases to be a director of the Company as a result of death or permanent disability, any options granted to such optionee may be exercised by such  optionee (or, in the case of death,  his estate) at any time within two years after the date such optionee ceases to be a director of the Company, but only to the extent such options were exercisable on the date such optionee  ceases to be a director.  If an optionee  ceases to be a director  of the  Company  for other  reason  other  than on  account  of fraud, dishonesty  or other acts  detrimental  to the  interests  of the Company or any direct or  indirect  subsidiary  of the  Company,  any  options  granted to such optionee may be exercised by such optionee at any time within one year after the date such  optionee  ceases to be a  director  of the  Company,  but only to the extent such options were  exercisable  on the date such optionee  ceases to be a director.  However,  if an optionee  retires  after nine years of service on the
Board of Directors or after  attaining  age 70, such options may be exercised at any time prior to the expiration date specified  therein instead of the one year limitation  described  above.  If an  optionee  ceases to be a  director  of the
Company  on  account  of fraud,  dishonesty  or other  acts  detrimental  to the interests  of the Company or any direct or indirect  subsidiary  of the Company, any options granted to such optionee shall terminate immediately.

            CHANGE IN CONTROL.  The 2005  Directors  Plan provides  that, in the event of (1) a merger or consolidation in which the Company is not the surviving corporation or in which the  shareholders of the Company before such transaction do not  retain  after  such  transaction,  directly  or  indirectly,  at least a majority of the beneficial interest in the voting stock of the Company;  (2) the sale,  exchange  or transfer  of all or  substantially  all of the assets of the
Company  other than to one or more  subsidiary  corporations;  (3) the direct or indirect  sale  or  exchange  by  the  shareholders  of  the  Company  of all or substantially  all of the stock of the  Company  where the  shareholders  of the
Company before such transaction do not retain after such  transaction,  directly or  indirectly,  at least a majority  of the  beneficial  interest in the voting stock of the Company;  or (4) a  liquidation  or  dissolution  of the Company (a
"Change in Control"), all options outstanding under the 2005 Directors Plan will become immediately exercisable and vested in full as of the date that is 10 days prior to the expected date of the Change in Control. In addition,  the acquiring or  successor  corporation  may assume or  substitute  substantially  equivalent options for the options outstanding under the 2005 Directors Plan. To the extent that the options  outstanding  under the 2005  Directors  Plan are not  assumed, substituted  for or  exercised  prior  to  the  Change  in  Control,  they  will terminate.

            RULE  16B-3  COMPLIANCE.   In  all  cases,  the  terms,  provisions,
conditions  and  limitations  of the 2005  Directors Plan shall be construed and interpreted  so as to be  consistent  with the  provisions  of Rule 16b-3 of the
Exchange Act.

                                       19

            TAX TREATMENT OF OPTIONS. No taxable income will be recognized by an option holder upon receipt of an option under the 2005  Directors  Plan, and the
Company will not be entitled to a tax deduction for such grant.

            Upon the exercise of such option,  the option holder will include in taxable income, for federal income tax purposes, the excess in value on the date of exercise of the shares  acquired  pursuant to the  nonqualified  stock option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive  short-term  or long-term  gain or loss,  depending  upon the option holder's  holding  period for the shares,  commencing  upon the  exercise of the option, and upon the subsequent appreciation or depreciation in the value of the shares.

            The Company generally will be entitled to a corresponding  deduction at the time that the  participant is required to include the value of the shares in his income.

            REPRICING. The 2005 Directors Plan provides that options granted may not be repriced or replaced without the approval of the holders of a majority of the outstanding shares of the voting stock of the Company.

            TERMINATION  OR  AMENDMENT.  The Board of Directors is authorized to amend,  suspend or  terminate  the 2005  Directors  Plan,  except that it is not authorized,  without shareholder  approval to (1) materially increase the number of shares  issuable under the 2005 Directors  Plan; (2) materially  increase the benefits  accruing to the option  holders  under the 2005  Directors  Plan;  (3)
materially modify the 2005 Directors Plan eligibility requirements; (4) decrease the exercise price of options below 100% of the  underlying  stock's fair market value on the grant  date;  or (5)  extend  the term of any  option  beyond  that provided for in Section 6(c) of the 2005 Directors Plan.

            If approved by the shareholders,  unless  terminated  earlier by the
Board of Directors, the 2005 Directors Plan will expire on May 18, 2015.

            The proposal to approve the 2005 Directors Plan requires approval by a majority of the votes cast voting in person or by proxy.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2005
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.

                                 PROPOSAL NO. 4

                 APPROVAL OF THE 2005 EMPLOYEE STOCK OPTION PLAN

            The Board of Directors  proposes that the 2005 Employee Stock Option
Plan (the "2005 Employee Plan") be approved.  The 2005 Employee Plan was adopted by the Board of Directors on September 14, 2005. The Board of Directors believes it is in the best interests of the Company and its  shareholders  to approve the
2005 Employee Plan.  The purpose of the 2005 Employee  Plan, as proposed,  is to strengthen  the  Company's  ability to attract and retain key  employees  and to provide an incentive  to employees  who will be  responsible  for the  Company's future growth and continued success.

            Under the  Company's  1995  Plan,  adopted in 1995 and as amended to date,  2,400,000  shares of Common Stock were  reserved  for  issuance  upon the exercise of stock options.  Options to purchase an aggregate of 1,405,749 shares of Common Stock are presently outstanding. Options to purchase 988,011 shares of
Common  Stock have been  exercised.  Only 6,240  shares of Common  Stock  remain available  for the  grant of  options  under the 1995  Plan.  The 1995 Plan will terminate on November 6, 2005.  The 2005 Employee Plan would  replace,  in part, the 1995 Plan.

            A copy of the  2005  Employee  Plan is  attached  as Annex C to this
Proxy  Statement.  The  following  summary  of the 2005  Employee  Plan does not purport to be complete  and is  qualified  in its  entirety by  reference to the provisions of the 2005 Employee Plan.

                                       20

SUMMARY OF THE 2005 EMPLOYEE PLAN

            ADMINISTRATION. The administration of the 2005 Employee Plan will be provided by the Stock  Option  Subcommittee,  which will have the  authority  to determine the terms on which  options are granted under the 2005 Employee  Plan.
The Stock Option  Subcommittee  will  determine the  recipients of options,  the number of options to be granted to eligible  participants,  the exercise  price, vesting  period and option  period at the time an option is  granted.  In making such  determinations,  the Stock Option  Subcommittee  may take into account the nature and period of service of eligible persons,  such eligible person's degree of responsibility  for and contribution to the growth and success of the Company or any subsidiary,  promotions  potential and any other factors the Stock Option
Subcommittee  deems relevant.  The Stock Option  Subcommittee will interpret the provisions and supervise the  administration of the 2005 Employee Plan. The 2005
Employee  Plan  provides  that no option shall be granted with a time period for exercise greater than 10 years from the date of grant.

            The exercise  price of options will be payable in cash or the holder of an option may request approval from the Stock Option Subcommittee to exercise an option or a portion  thereof by tendering  shares of Common Stock at the fair market  value per share on the date of exercise  in lieu of cash  payment of the exercise price.

            Both ISOs and  non-qualified  stock options may be granted under the
2005 Employee  Plan.  The 2005 Employee Plan requires that the exercise price of an  option  will not be less than 100% of the fair  market  value of the  Common
Stock on the date of the grant of the  option.  No ISO may be granted  under the
Plan to anyone who owns more than 10% of the outstanding Common Stock unless the exercise  price is at least 110% of the fair market value of the Common Stock on the date of grant and the option is not  exercisable  more than five years after it is granted.  There is no limit on the fair  market  value of ISOs that may be granted to an employee in any calendar year, but no employee may be granted ISOs that first become  exercisable  during a calendar year for the purchase of stock with an aggregate fair market value  (determined as of the date of grant of each option)  in excess of  $100,000,  and no  employee  may be  granted  options  to purchase more than 9,000 shares in a calendar year. An option (or an installment thereof) counts against the $100,000 annual limitation only in the year it first becomes exercisable.

            SHARES SUBJECT TO 2005 EMPLOYEE PLAN. A maximum of 250,000 shares of
Common Stock may be issued upon the exercise of options  granted  under the 2005
Employee  Plan.  Upon any stock  dividend,  stock  split,  reverse  stock split, recapitalization,  combination,  reclassification,  or  similar  change  in  the capital  structure of the Company,  appropriate  adjustments will be made to the shares  subject to the 2005 Employee  Plan, to the terms of the grant of options described  below,  and to  outstanding  options.  If any options  under the 2005
Employee  Plan  expire  or  terminate  prior  to  being  fully  exercised,   the
unpurchased  shares of Common Stock shall  remain  available  for future  option grants.  Common Stock used to pay the exercise  price of an option or to satisfy tax  withholding  obligations  shall not be  available  for future grant or sale under the 2005 Employee Plan.

            ELIGIBILITY.  The persons  eligible  for  participation  in the 2005
Employee Plan shall be all employees of the Company or any  subsidiary  thereof, other than those employees who are eligible to participate in the Company's 2005
Executive  Management  Stock  Option  Plan,  if  such  plan is  approved  by the
Company's shareholders, which is the subject of Proposal No. 2 - Approval of the
2005 Executive  Management Stock Option Plan. As of October 21, 2005, there were approximately 50 employees eligible to participate in the 2005 Employee Plan.

            TRANSFER  OF  OPTIONS.  In  general,  during  the  lifetime  of  the optionee,  an  option  will be  exercised  only by the  optionee  and may not be transferred or assigned, except by will or the laws of descent and distribution.
Options may also be transferred under a qualified  domestic  relations order (as defined in the Code or Title I of the Employee  Retirement  Income Security Act,
or the rules promulgated thereunder).

            CHANGE IN CONTROL.  The 2005  Employee  Plan  provides  that, in the event of (1) a merger or consolidation in which the Company is not the surviving corporation or in which the  shareholders of the Company before such transaction do not  retain  after  such  transaction,  directly  or  indirectly,  at least a majority of the beneficial interest in the voting stock of the Company;  (2) the sale,  exchange  or transfer  of all or  substantially  all of the assets of the
Company  other than to one or more  subsidiary  corporations;  (3) the direct or indirect  sale  or  exchange  by  the  shareholders  of  the  Company  of all or substantially  all of the stock of the  Company  where the  shareholders  of the
Company before such transaction do not retain after such  transaction,  directly or  indirectly,  at least a majority  of the  beneficial  interest in the voting stock of the Company;  or (4) a  liquidation  or  dissolution  of the Company (a
"Change in Control"),  all options outstanding under the 2005 Employee Plan will become immediately exercisable and vested in full as of the date that is 10 days prior to the expected date of the Change in Control. In addition,  the acquiring

                                       21

or  successor  corporation  may assume or  substitute  substantially  equivalent options for the options  outstanding under the 2005 Employee Plan. To the extent that the  options  outstanding  under the 2005  Employee  Plan are not  assumed, substituted  for or  exercised  prior  to  the  Change  in  Control,  they  will terminate.

            TERMINATION OF OPTIONS. If an optionee's employment is terminated as a result of death or  disability,  any options  granted to such  optionee may be exercised by such  optionee  (or, in the case of death,  his estate) at any time within  the  shorter of one year after the date such  optionee's  employment  is terminated or  expiration  of the stated term of such  options,  but only to the extent such options were  exercisable on such date. If an optionee's  employment is terminated  other than for cause (except as described  above) or following an employee's  Normal Retirement or Early Retirement (as those terms are defined in the 2005 Employee  Plan),  any options granted to such optionee may be exercised by such  optionee at any time  within 30 days after the date of such  optionee's termination or retirement,  but only to the extent such options were exercisable on such date.

            RULE  16B-3  COMPLIANCE.   In  all  cases,  the  terms,  provisions,
conditions  and  limitations  of the 2005  Employee  Plan shall be construed and interpreted  so as to be  consistent  with the  provisions  of Rule 16b-3 of the
Exchange Act.

            TAX  TREATMENT OF ISOS.  In general,  no taxable  income for federal income tax  purposes  will be  recognized  by an option  holder upon  receipt or exercise  of an ISO,  and the  Company  will  not  then be  entitled  to any tax deduction. Assuming that the option holder does not dispose of the option shares before the later of (1) two years  after the date of grant or (2) one year after the exercise of the option,  upon any such  disposition,  the option holder will recognize  capital  gain  equal to the  difference  between  the  sale  price on disposition and the exercise price.

            If,  however,  the option holder disposes of his option shares prior to the expiration of the required  holding  period,  he will recognize  ordinary income for federal income tax purposes in the year of  disposition  equal to the lesser of (1) the difference  between the fair market value of the shares at the date of exercise and the exercise price, or (2) the difference  between the sale price upon  disposition  and the exercise  price.  Any  additional  gain on such disqualifying  disposition will be treated as capital gain. In addition, if such a  disqualifying  disposition is made by the option holder,  the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder  provided that such amount  constitutes an ordinary and reasonable expense of ours.

            TAX TREATMENT OF NONQUALIFIED STOCK OPTIONS.  No taxable income will be recognized by an option holder upon receipt of a  nonqualified  stock option, and the Company will not be entitled to a tax deduction for such grant.

            Upon the exercise of a nonqualified  stock option, the option holder will include in taxable income,  for federal income tax purposes,  the excess in value  on  the  date  of  exercise  of  the  shares  acquired  pursuant  to  the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares,  the option  holder will derive  short-term  or long-term  gain or loss, depending upon the option  holder's  holding  period for the shares,  commencing upon  the  exercise  of the  option,  and upon the  subsequent  appreciation  or depreciation in the value of the shares.

            The Company generally will be entitled to a corresponding  deduction at the time that the  participant is required to include the value of the shares in his income.

            REPRICING.  The 2005 Employee Plan provides that options granted may not be repriced or replaced without the approval of the holders of a majority of the outstanding shares of the voting stock of the Company.

            TERMINATION  OR  AMENDMENT.  The Board of Directors is authorized to amend,  suspend or  terminate  the 2005  Employee  Plan,  except  that it is not authorized,  without stockholder  approval to (1) materially increase the number of shares issuable under the Plan; (2) materially increase the benefits accruing to the option holders under the Plan;  (3)  materially  modify the 2005 Employee
Plan eligibility requirements;  (4) decrease the exercise price of options below
100% or the  underlying  stock's  fair market  value on the grant  date;  or (5)
extend the term of any option  beyond that provided for in Section 5 of the 2005
Employee Plan.

            If approved by the shareholders,  unless  terminated  earlier by the
Board of Directors, the 2005 Employee Plan will expire on September 14, 2015.

                                       22

            The proposal to approve the 2005 Employee Plan requires  approval by a majority of the votes cast voting in person or by proxy.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2005
                           EMPLOYEE STOCK OPTION PLAN.

                                 PROPOSAL NO. 5

            RATIFICATION OF STOCK OPTION GRANTS TO CERTAIN DIRECTORS

            The Board of  Directors  proposes the  ratification  of stock option grants to certain directors of the Company as follows:

            On May 18, 2005,  the Board of Directors  granted Mr. Raynor a stock option to purchase  5,000 shares of Common Stock at an exercise  price of $23.14 per share,  the fair market value of a share of Common  Stock on such date.  The option is exercisable with respect to 2,500 shares commencing  February 16, 2006 and the remaining  2,500 shares  commencing  February 16, 2007 and terminates on
February 16, 2015.

            On May 18, 2005,  the Board of Directors  granted Mr. Vipond a stock option to purchase  13,000 shares of Common Stock at an exercise price of $23.14 per share,  the fair market value of a share of Common  Stock on such date.  The option is  exercisable  with  respect to 6,000 shares  commencing  May 18, 2005,
3,500  shares  commencing  March  29,  2006,  and  the  remaining  3,500  shares commencing  March 29, 2007 and  terminates  between March 28, 2014 and March 28,
2015.

            The following  table  summarizes  the aggregate  number of shares of
Common Stock to be received by these  individuals upon exercise of the foregoing stock options granted to them:

            New Plan Benefits

            Name and Position               Number of Shares of Common Stock Subject to Options
            -----------------               ---------------------------------------------------
            Non-Executive Director Group                          18,000

            The foregoing  options were granted as additional  consideration for services as directors of the Company. The Board of Directors believes that these additional  option  grants were  appropriate  given the modest  level of options received by the  directors  pursuant to the  Directors'  Plan and the active and ongoing participation of the directors in the management of the Company.

            Certain  Federal  Income  Tax  Consequences  Relating  to the  Stock
Options.  No income resulted to the directors upon the grant of the options.  At
the  time  an  option  is  exercised,   a  director  will  recognize   ordinary,
compensation  income in an amount  equal to the  difference  between  the option exercise  price  and the  fair  market  value  of the  shares  of  Common  Stock underlying  the option on the exercise  date and the Company  will  generally be entitled to take a deduction for the amount of compensation income recognized by the  director.  At the  time of  sale of the  shares  acquired  pursuant  to the exercise of the option,  the appreciation (or  depreciation) in the value of the shares  after the date of  exercise  will be  treated  either as  short-term  or long-term  capital  gain (or loss)  depending  on how long the shares  have been held.

            The Board of Directors has proposed the  ratification of these stock option  grants since  recently  adopted rules of Nasdaq  require that,  with few exceptions,  all stock option  grants be approved by  shareholders  prior to the issuance of the underlying shares of Common Stock.

The proposal to ratify the grant of stock options to certain directors  requires approval by a majority of the votes cast voting in person or by proxy.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF STOCK
                       OPTION GRANTS TO CERTAIN DIRECTORS.

                                       23

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Mr. Robert L. Frome,  a director of the Company,  is a member of the law firm of Olshan  Grundman Frome  Rosenzweig & Wolosky LLP, which law firm has been retained by the Company during the last fiscal year. Fees received from the
Company  by such firm  during  the last  fiscal  year did not  exceed 5% of such firm's revenues.

                         INDEPENDENT PUBLIC ACCOUNTANTS

            A  representative  of  Margolin,  Winer & Evens LLP,  the  Company's
independent  public  accountants for the fiscal year ended June 30, 2005, is not expected to be present at the Annual Meeting but will be available to answer any appropriate  shareholder  questions  and  will  have the  opportunity  to make a statement  if he  or  she  desires  to do  so.  The  Company  has  not  selected independent accountants for the current fiscal year ending June 30, 2006 and may solicit bids from appropriate candidates.

            Audit Fees. The aggregate fees billed by Margolin, Winer & Evens LLP for  professional  services  rendered  for the  audit  of the  Company's  annual financial statements for the fiscal year ended June 30, 2005 and for the reviews of the financial  statements included in the Company's quarterly reports on Form
10-Q  for  that  fiscal  year  were   approximately   $191,000  as  compared  to
approximately $212,000 for the fiscal year ended June 30, 2004.

            Audit-Related  Fees. The aggregate fees billed by Margolin,  Winer &
Evens LLP for  professional  services  rendered in  connection  with  accounting consultations  related to the audit for the fiscal year ended June 30, 2005 were
$15,000,  as compared to $15,570 in  connection  with  accounting  consultations related to the audit for the fiscal year ended June 30, 2004.

            Tax Fees. The aggregate  fees billed by Margolin,  Winer & Evens LLP for professional  services  rendered in connection with the preparation of state and local tax returns for the fiscal year ended June 30, 2005 were  $57,434,  as compared to $57,560 for the fiscal year ended June 30, 2004.

            All Other Fees. For the fiscal year ended June 30, 2005, the Company paid  Margolin,  Winer & Evens  LLP  $589,734  related  to  compliance  with the
Sarbanes-Oxley   Act  of  2002  concerning   internal  controls  over  financial
reporting,  the  Company's  public  offering of Common Stock in March 2005,  the
Company's  acquisition  of the bulk CO2  beverage  carbonation  business of Pain
Enterprises, Inc. in October 2004 and the audit of the Company's 401(k) plan, as compared to $25,000  related to compliance with the  Sarbanes-Oxley  Act and the audit of the Company's 401(k) plan during the fiscal year ended June 30, 2004.

            The Audit  Committee  of the  Company  has  considered  whether  the provision  of  the  above-described  services  is  compatible  with  maintaining
Margolin,  Winer & Evens LLP's  independence  and believes the provision of such services is not incompatible with maintaining such independence.

            The Audit  Committee  does not currently  have,  and did not have in connection  with  Margolin,  Winer & Evens  LLP's  engagement  in fiscal 2005 or fiscal 2004, any formal pre-approval policies and procedures in effect. Instead, the  Audit  Committee  specifically  pre-approves  each  of the  services  to be rendered by  Margolin,  Winer & Evens LLP in advance of the  performance  of any services, including the fees and terms thereof.

                              SHAREHOLDER PROPOSALS

            Proposals which  shareholders wish to be considered for inclusion in the Company's  proxy  statement and form of proxy for next year's annual meeting of shareholders must be received by the Secretary of the Company by July 2, 2006 and must comply with the  requirements  of Rule 14a-8 under the Exchange Act. In addition,  any shareholder  proposal intended for presentation from the floor at next year's annual meeting of shareholders  without inclusion of the proposal in the Company's  proxy  materials must be received by the Secretary of the Company no later than September 15, 2006. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                                       24

                            EXPENSES OF SOLICITATION

            The accompanying  proxy is solicited by, and on behalf of, the Board of  Directors,  and the entire  cost of such  solicitation  will be borne by the
Company.  It is expected that  solicitations will be made primarily by mail, but officers,  directors  and employees or  representatives  of the Company may also solicit  proxies  by  telephone,  telegram  or  in  person,  without  additional compensation.  The Company will, upon request,  reimburse  brokerage  houses and persons  holding  shares in the  names of their  nominees  for their  reasonable expenses in sending solicitation material to their principals.

                                  OTHER MATTERS

            So  far  as it is  known,  there  is no  business  other  than  that described  above  to be  represented  for  action  by  the  shareholders  at the forthcoming  Annual Meeting,  but it is intended that Proxies will be voted upon any other matters and proposals that may legally come before the Annual Meeting, or any  adjournments  thereof,  in accordance with the discretion of the persons named therein.

                                    FORM 10-K

            The Company will furnish without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended June 30, 2005 as filed with the Securities and Exchange  Commission to shareholders of record as of the
Record Date who make written request to Eric M. Wechsler, Secretary, NuCO2 Inc.,
2800 SE Market Place, Stuart, Florida 34997.

                                            By Order of the Board of Directors

                                            /s/ Michael E. DeDomenico
                                            Michael E. DeDomenico
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER

October 31, 2005

                                       25

                                                                         ANNEX A

                                   NUCO2 INC.

                   2005 EXECUTIVE MANAGEMENT STOCK OPTION PLAN

            1.      PURPOSE OF THE PLAN.

            This 2005  Executive  Management  Stock  Option Plan (the "Plan") is
intended  as an  incentive,  to retain in the  employ of NuCO2  INC.,  a Florida corporation  with its principal  office at 2800 S.E.  Market Place,  Stuart,  FL
34997 (the  "Company") and any Subsidiary of the Company,  within the meaning of
Section  424(f) of the Internal  Revenue Code of 1986,  as amended (the "Code"), persons of training,  experience  and ability,  to attract new  employees  whose services are considered  valuable,  to encourage the sense of proprietorship and to  stimulate  the  active  interest  of such  persons  in the  development  and financial success of the Company and its Subsidiaries.

            The Company  intends that  certain  options  granted  under the Plan constitute incentive stock options within the meaning of Section 422 of the Code
(the "Incentive Options"), while certain other options granted under the Plan be nonqualified stock options (the "Nonqualified  Options").  Incentive Options and
Nonqualified Options are hereinafter referred to collectively as "Options."

            The Company further  intends that the Plan meet the  requirements of
Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that  transactions of the type specified in subparagraphs  (c) to (f)  inclusive  of Rule 16b-3 by  officers  of the Company under the Plan be exempt from the  operation  of Section  16(b) of the  Exchange
Act.  The  Plan  is  intended  to  satisfy  the  performance-based  compensation exception to the limitation on the Company's tax  deductions  imposed by Section
162(m) of the Code with  respect to those  Options for which  qualification  for such exception is intended. In all cases, the terms, provisions,  conditions and limitations of the Plan shall be construed and  interpreted  consistent with the
Company's intent as stated in this Section 1.

            2.      ADMINISTRATION OF THE PLAN.

            The Board of Directors of the Company (the  "Board")  shall  appoint and  maintain  as  administrator  of the  Plan  a  Committee  (the  "Committee")
consisting  of two or more  members  of the  Board  who  are  (i)  "Non-Employee
Directors,"  within the meaning of subparagraph (b) of Rule 16b-3, (ii) "Outside
Directors,"  within  the  meaning  of  Section  162(m)  of the  Code,  and (iii)
"independent"  under the  standards  set  forth in Rule 4350 of the  Marketplace
Rules of the National  Association of Securities  Dealers,  Inc. The fact that a member of the  Committee  shall  fail to  qualify  under the  provisions  of the preceding sentence shall not invalidate any Option granted by the Committee that is otherwise  validly granted under the Plan. The members of the Committee shall serve at the pleasure of the Board.  The Committee,  subject to Sections 3 and 5 hereof,  shall have full power and authority to designate recipients of Options, to determine the terms and  conditions of respective  Option  agreements  (which need not be  identical)  and to  interpret  the  provisions  and  supervise  the administration  of the Plan.  The Committee  shall have the  authority,  without limitation, to designate which Options granted under the Plan shall be Incentive
Options and which shall be Nonqualified  Options.  To the extent that any Option does not  qualify  as an  Incentive  Option,  it  shall  constitute  a  separate
Nonqualified Option.

            Subject to the provisions of the Plan, the Committee shall interpret the Plan and all  Options  granted  under the Plan,  shall make such rules as it deems necessary for the proper  administration of the Plan, shall make all other determinations  necessary or advisable  for the  administration  of the Plan and shall correct any defects or supply any omission or reconcile any  inconsistency in the Plan or in any  Options  granted  under the Plan in the manner and to the extent that the Committee  deems  desirable to carry into effect the Plan or any
Options.  The act or  determination  of a majority of the Committee shall be the act or  determination  of the Committee and any decision  reduced to writing and signed by all of the members of the Committee  shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or  determination  made by the Committee  pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

            In the event that for any reason the  Committee  is unable to act or if the Committee at the time of any grant,  award or other acquisition under the

                                      A-1

Plan of Options or Stock as hereinafter  defined does not meet the  requirements of the  first  sentence  of  Section  2  hereof,  or if  there  shall be no such
Committee,  then the Plan shall be  administered  by the Board,  and  references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board,  and any such grant,  award or other  acquisition may be approved or ratified in any other manner contemplated by subparagraph (d)
of Rule 16b-3;  PROVIDED,  HOWEVER,  that options granted to the Company's Chief
Executive Officer or to any of the Company's other four most highly  compensated officers that are intended to qualify as  performance-based  compensation  under
Section 162(m) of the Code may only be granted by the Committee.

            3.      DESIGNATION OF OPTIONEES.

            The persons eligible for  participation in the Plan as recipients of
Options (the  "Optionees")  shall be officers and key managers of the Company or any  Subsidiary.  Such persons shall not be eligible to  participate in the 2005
Employee  Stock Option Plan.  In selecting  Optionees,  and in  determining  the number of  shares  to be  covered  by each  Option  granted  to  Optionees,  the
Committee  may  consider  the office or  position  held by the  Optionee  or the
Optionee's  relationship to the Company, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's  length of service,  promotions,  potential and any other factors that the Committee may consider relevant. An executive officer who is granted an
Option under the Plan shall not be eligible for an additional  grant until three calendar years have elapsed from the date of the prior grant.

            4.      STOCK RESERVED FOR THE PLAN.

            Subject to  adjustment  as provided in Section 7 hereof,  a total of
1,500,000 shares of the Company's Common Stock,  $0.001 par value per share (the
"Stock"),  shall be subject to the Plan.  The maximum  number of shares of Stock that may be subject to options  granted under the Plan to any  individual in any calendar year shall not exceed  225,000  (subject to adjustment  under Section 7 hereof) and the method of counting such shares shall conform to any requirements applicable to  performance-based  compensation under Section 162(m) of the Code.
The  shares of Stock  subject to the Plan shall  consist of  unissued  shares or previously  issued shares held by the Company or any  Subsidiary of the Company, and such  amount  of shares of Stock  shall be and is hereby  reserved  for such purpose.  Any of such  shares of Stock that may  remain  unsold and that are not subject to outstanding  Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan,  but until  termination  of the Plan, the
Company  shall at all times  reserve a  sufficient  number of shares of Stock to meet the requirements of the Plan. If an Option expires or becomes unexercisable without having been exercised in full, or is forfeited,  the unpurchased  shares which were subject thereto shall become available for future grant or sale under the Plan,  except  where  such  future  grant or sale is  inconsistent  with the provisions of Section  162(m) of the Code.  Stock used to pay the exercise price of an Option shall not become available for future grant or sale under the Plan.
Stock used to satisfy tax withholding obligations shall not become available for future grant to sale under the Plan.

            5.      TERMS AND CONDITIONS OF OPTIONS.

            Options  granted  under the Plan shall be  subject to the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

            (a)     OPTION  PRICE.  The  purchase  price of each  share of Stock purchasable  under an Option shall be determined by the Committee at the time of grant,  but shall not be less than  100% of the Fair  Market  Value (as  defined below)  of such  share of Stock on the date the  Option  is  granted;  PROVIDED,
HOWEVER,  that with respect to an Optionee who, at the time an Incentive  Option is granted,  owns  (within the meaning of Section  424(d) of the Code) more than
10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary,  the purchase price per share of Stock shall be at least 110%
of the Fair Market  Value per share of Stock on the date of grant.  The exercise price of each  Option  shall be subject to  adjustment  as provided in Section 7 below.  Fair  Market  Value  means the average  daily  closing  price for the 10 business  days  immediately  prior to the grant date of such  Option of publicly traded shares of Stock on the principal  national  securities  exchange on which shares of Stock are  listed (if the  shares of Stock are so  listed),  or on the
Nasdaq Stock Market (if the shares of Stock are  regularly  quoted on the Nasdaq
Stock Market),  or, if not so listed or regularly  quoted,  the mean between the closing  bid and  asked  prices  of  publicly  traded  shares  of  Stock  in the over-the-counter  market,  or,  if  such  bid  and  asked  prices  shall  not be available,  as reported by any nationally  recognized quotation service selected by the Company,  or as determined by the Committee in a manner  consistent  with the  provisions  of the Code.  Anything  in this  Section  5(a) to the  contrary notwithstanding,  in no event  shall the  purchase  price of a share of Stock be

                                      A-2

less than the minimum price  permitted  under rules and policies of the national securities  exchange or automated  quotation system on which the shares of Stock are listed (if the shares of Stock are so listed).

            (b)     OPTION  TERM.  Unless  otherwise  fixed by the  Committee at grant,  the term of each  Option  shall be 10 years from the date such Option is granted; PROVIDED,  HOWEVER, that in the case of an Optionee who, at the time an
Incentive  Option is granted,  owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total  combined  voting power of all classes of stock of the  Company  or any  Subsidiary,  then such  Incentive  Option  shall not be exercisable with respect to any Stock subject to such Option later than the date that is five years after the date of grant.

            (c)     VESTING AND  EXERCISABILITY.  Unless  otherwise fixed by the
Committee at grant and subject to Section 5(j) hereof, Options shall vest and be first exercisable at such time or times and subject to such terms and conditions as set forth on ANNEX A attached  hereto.  Notwithstanding  the  foregoing,  any portion of any Option that has not expired or been  forfeited  shall vest and be first exercisable on the fifth  anniversary of the date of grant,  provided that the Optionee is an employee of the Company at such time. In addition, no portion of an Option shall vest and be first  exercisable  unless the holder  thereof is employed by the Company on July 1 of the year in which any portion is  scheduled to vest and be first  exercisable,  unless such  Optionee is  terminated  by the
Company  less than 90 days prior to June 30 of such year for reasons  other than cause (the  determination as to whether  termination was for cause to be made by the  Committee).  The Committee in its sole  discretion  shall have the power to accelerate  the time at which  Options  may first be  exercised  and the time at which  Options  or any part  thereof  will  vest in  accordance  with the  Plan, notwithstanding  provisions  in the  Options  stating the time at which they may first be exercised or the time at which they will vest.

            (d)     METHOD  OF   EXERCISE.   An  Option,   to  the  extent  then
exercisable,  may be exercised in whole or in part at any time during the option period, by giving written notice to the Company  specifying the number of shares of Stock to be purchased,  accompanied by payment in full of the exercise price, in  cash,  by  check  or  such  other  instrument  as may be  acceptable  to the
Committee. As determined by the Committee,  in its sole discretion,  at or after grant,  payment in full or in part may be made at the  election of the  Optionee
(i) in the form of Stock owned by the  Optionee  (based on the Fair Market Value of the Stock on the trading day before the Option is exercised)  that is not the subject of any pledge or security  interest,  (ii) in the form of Stock withheld by the Company  from the shares of Stock  otherwise  to be  received,  with such withheld  shares of Stock  having a Fair  Market  Value on the date of  exercise equal to the  exercise  price of the Option,  or (iii) by a  combination  of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such  exercise  price and except with  respect to (ii) above,  such method of payment will not cause a  disqualifying  disposition  of all or a portion of the
Stock received upon exercise of an Incentive  Option. An Optionee shall have the right to dividends and other rights of a  stockholder  with respect to shares of
Stock  purchased  upon  exercise of an Option  after (i) the  Optionee has given written notice of exercise and has paid in full for such shares,  (ii) becomes a shareholder of record with respect thereto, and (iii) the Optionee has satisfied such  conditions  that  may  be  imposed  by the  Company  with  respect  to the withholding of taxes.

            (e)     NON-TRANSFERABILITY OF OPTIONS. Options are not transferable and may be  exercised  solely by the  Optionee  during his lifetime or after his death by the person or persons  entitled  thereto  under his will or the laws of descent and  distribution;  PROVIDED,  HOWEVER,  that Options may be transferred under a qualified domestic relations order (as defined in the Code or Title I of
the  Employee   Retirement   Income  Security  Act,  or  the  rules  promulgated
thereunder). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution,  attachment or similar process,  any Option contrary to the provisions  hereof shall be void and  ineffective and shall give no right to the purported transferee.

            (f)     TERMINATION  BY DEATH.  Unless  otherwise  determined by the
Committee,  if any Optionee's  employment  with or service to the Company or any
Subsidiary  terminates by reason of death,  any Option held by such Optionee may thereafter be exercised,  to the extent then exercisable (or on such accelerated basis  as the  Committee  shall  determine  at or  after  grant),  by the  legal representative of the estate or by the legatee of the Optionee under the will of the  Optionee,  for a period of two years  after the date of such death or until the  expiration  of the stated term of such  Option as provided  under the Plan, whichever period is shorter.

            (g)     TERMINATION  BY  REASON  OF  DISABILITY.   Unless  otherwise
determined by the Committee, if any Optionee's employment with or service to the
Company or any Subsidiary terminates by reason of disability, any Option held by

                                      A-3

such Optionee may thereafter be exercised,  to the extent it was  exercisable at the time of termination due to disability (or on such  accelerated  basis as the
Committee  shall  determine at or after grant),  for a period of two years after such  termination  or until the  expiration  of the stated term of such  Option, whichever  period  is  shorter.  In the case of an  Optionee  employed  under an employment agreement with the Company or any Subsidiary,  the term disability as used herein shall have the meaning set forth in such  employment  agreement.  In all other  cases,  the term  disability  shall have the meaning  given it in any long-term  disability plan of the Company,  or if the Company  maintains no such plan, such term shall mean the Optionee's inability to engage in any substantial gainful  activity  by  reason  of a  physical  or  mental  impairment  that  can reasonably  be expected to result in death or that has lasted or can  reasonably be expected to last for a continuous period of not less than 180 days; provided, that when used in connection with the exercise of an Incentive  Option following termination of employment,  such term shall mean a disability within the meaning of Section 22(e)(3) of the Code.

            (h)     TERMINATION  BY  REASON  OF  RETIREMENT.   Unless  otherwise
determined by the Committee, if any Optionee's employment with or service to the
Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined  below),  any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such  accelerated  basis as the Committee shall determine at or after grant), for a period of one year after the date of such  termination  of  employment  or service or until the  expiration  of the stated term of such  Option,  whichever period is shorter;  PROVIDED,  HOWEVER,  that,  if the Optionee dies within such one-year period,  any unexercised  Option held by such Optionee shall thereafter be exercisable,  to the extent to which it was exercisable at the time of death, for a period of two years after the date of such death or for the stated term of such Option, whichever period is shorter.

            For purposes of this paragraph  (h),  Normal  Retirement  shall mean retirement from active employment with the Company or any Subsidiary on or after the normal  retirement  date specified in the  applicable  Company or Subsidiary pension plan or if no such pension  plan,  age 65. Early  Retirement  shall mean retirement from active  employment with the Company or any Subsidiary  under the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

            (i)     OTHER  TERMINATION.   Unless  otherwise  determined  by  the
Committee,  if any Optionee's  employment  with or service to the Company or any
Subsidiary  terminates for any reason other than death,  Disability or Normal or
Early Retirement,  the Option shall thereupon terminate;  PROVIDED,  HOWEVER, if the  Optionee's  employment  or  service  with  the  Company  or any  Subsidiary terminates  for  reasons  other  than  cause  (the  determination  as to whether termination  was for  cause to be made by the  Committee),  the  portion  of any
Option that was exercisable on the date of such termination of employment may be exercised  for the  lesser  of one year  after  the date of  termination  or the balance of such  Option's  term.  The transfer of an Optionee from the employ of the Company to a Subsidiary,  or vice versa,  or from one Subsidiary to another, shall not be deemed to  constitute a termination  of employment  for purposes of the Plan.

            (j)     LIMIT ON VALUE  OF  INCENTIVE  OPTION.  The  aggregate  Fair
Market  Value,  determined as of the date the  Incentive  Option is granted,  of
Stock for which  Incentive  Options  are  exercisable  for the first time by any
Optionee  during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

            (k)     INCENTIVE   OPTION  SHARES.   The  stock  option   agreement
evidencing any Incentive  Options  granted under this Plan shall provide that if the Optionee  makes a  disposition,  within the meaning of Section 424(c) of the
Code and regulations  promulgated  thereunder,  of any shares of Stock issued to him upon  exercise  of an  Incentive  Option  granted  under the Plan within the two-year  period  commencing  on the day  after  the  date of the  grant of such
Incentive  Option or within a one-year  period  commencing  on the day after the date of transfer of the shares to him upon exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof.

            6.      TERM OF PLAN.

            No Option  shall be granted  under the Plan on or after  October 20,
2015, but the term of Options theretofore granted may extend beyond that date.

            7.      ASSUMPTION  OF  OPTIONS  BY  SUCCESSORS;   ADJUSTMENTS  UPON
CHANGES IN CAPITALIZATION.

            (a)     In the event of a Change of Control (as defined  below),  an amount equal to the number of shares of Stock  subject to the Option on the date

                                      A-4

of grant  multiplied  by the  greater of (i) two times the portion of the Option that vested and became  first  exercisable  in  accordance  with Annex A for the achievement  of the  earnings  per  share  target  for the  Common  Stock in the immediately preceding fiscal year and (ii) 40% shall be immediately  exercisable and  vested in full as of the date ten (10) days prior to the  expected  date of the  Change  of  Control.  The  exercise  or  vesting  of any  Option  that  was permissible  solely by reason of this Section 7(a) shall be conditioned upon the consummation of the Change of Control. In addition,  the surviving,  continuing, successor,  or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"),  shall, for any portion of any Option that was not  exercisable  either prior to or in connection with a Change of Control, either  assume the  Company's  rights  and  obligations  under such  outstanding
Options or substitute  outstanding Options for substantially  equivalent options for the  Acquiring  Corporation's  stock.  For purposes of this Section 7(a), an
Option shall be deemed assumed if,  following the Change of Control,  the Option confers the right to acquire in accordance  with its terms and  conditions,  for each share of Stock  subject to the  Option  immediately  prior to the Change of
Control,  the consideration  (whether stock, cash, other securities or property)
to which a holder  of a share of Stock on the  effective  date of the  Change of
Control was entitled.  Any Options which are neither assumed nor substituted for by the  Acquiring  Corporation  in  connection  with the Change of  Control  nor exercised as of the date of the Change of Control  shall  terminate and cease to be outstanding effective as of the date of the Change of Control.

            (b)     A "Change of  Control"  shall be deemed to have  occurred in the event any of the following occurs with respect to the Company:

                    (i) a tender  offer (or series of related  offers)  shall be made and consummated for the ownership of 50% or more of the outstanding  voting securities of the Company, unless as a result of such tender offer more than 50%
of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time immediately prior to the commencement of such offer),  any employee benefit plan of the Company or its subsidiaries, and their affiliates;

                    (ii)  the  Company  shall be  merged  or  consolidated  with another  corporation,  unless as a result of such merger or  consolidation  more than 50% of the  outstanding  voting  securities  of the  surviving or resulting corporation  shall be owned in the aggregate by the  shareholders of the Company
(as of the time  immediately  prior to such  transaction),  any employee benefit plan of the Company or its subsidiaries, and their affiliates;

                    (iii) the Company shall sell substantially all of its assets to another  corporation  that is not wholly  owned by the  Company,  unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the  shareholders  of the Company (as of the time  immediately  prior to such transaction),  any employee benefit plan of the Company or its subsidiaries, and their affiliates; or

                    (iv) a Person (as defined  below) shall  acquire 50% or more
of  the  outstanding   voting  securities  of  the  Company  (whether  directly,
indirectly,  beneficially or of record),  unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation  shall be owned in the aggregate by the  shareholders of the Company
(as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its subsidiaries,  and their affiliates.

            (c)     For  purposes  of  this  Section  7,   ownership  of  voting
securities shall take into account and shall include  ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof)
under the Exchange Act. In addition, for such purposes,  "Person" shall have the meaning  given in Section  3(a)(9) of the Exchange  Act, as modified and used in
Sections  13(d) and 14(d) thereof;  however,  a Person shall not include (i) the
Company or any of its  subsidiaries;  (ii) a trustee or other fiduciary  holding securities  under  an  employee  benefit  plan  of  the  Company  or  any of its subsidiaries; (iii) an underwriter temporarily holding securities pursuant to an
offering  of  such  securities;   or  (iv)  a  corporation  owned,  directly  or
indirectly,  by the  shareholders  of the  Company  in  substantially  the  same proportion as their ownership of stock of the Company.

            (d)     The existence of outstanding Options shall not affect in any way the right or power of the Company or its  shareholders  to make or authorize any or all adjustments,  recapitalizations,  reorganizations or other changes in the Company's capital structure or its business,  or any merger or consolidation of the Company,  or any issuance of Stock or subscription rights thereto, or any merger or  consolidation of the Company,  or any issuance of bonds,  debentures, preferred  or prior  preference  stock  ahead of or  affecting  the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or  business,  or any other  corporate act or  proceeding,  whether  of a similar  character  or  otherwise;  PROVIDED,
HOWEVER,  that  if  the  outstanding  Stock  or the  number  of  shares  thereof

                                      A-5

outstanding shall at any time be changed or exchanged by or in connection with a
stock   dividend,   stock  split,   reverse  split  or  combination  of  shares,
recapitalization,  or similar  change in the  capital  structure  of the Company without consideration,  or if a substantial portion of the assets of the Company is distributed to the  shareholders  of the Company without  consideration  in a spin-off or other similar  transaction,  the number and kind of Stock subject to the Plan and subject to any Options theretofore  granted, and the Option prices, shall be appropriately and equitably adjusted.

            (e)     Adjustments  under  this  Section  7  shall  be  made by the
Committee whose determination as to what adjustments, if any, shall be made, and the extent thereof,  shall be final.  Adjustments  under this Section 7 shall be made only to the extent  consistent with continued  qualification  of the Option under  Section 422 of the Code (in the case of an Incentive  Option) and Section
409A of the Code.

            8.      PURCHASE FOR INVESTMENT.

            Unless  the  Options  and  shares  covered  by the  Plan  have  been registered under the Securities Act of 1933, as amended (the "Securities  Act"), or the Company has determined that such registration is unnecessary, each person exercising  an Option  under the Plan may be  required  by the Company to give a representation  in writing that he is  acquiring  the shares for his own account for  investment  and not with a view to,  or for sale in  connection  with,  the distribution of any part thereof.

            9.      TAXES.

            The Company  may make such  provisions  as it may deem  appropriate, consistent with applicable law, in connection with any Options granted under the
Plan  with  respect  to  the  withholding  of any  taxes  (including  income  or employment  taxes) or any other tax  matters.  As a condition  of exercise of an
Option, each Optionee agrees that (i) no later than the date of exercise of such
Option, such Optionee shall pay to the Company or make arrangements satisfactory to the Company  regarding  payment of all federal,  state and local taxes of any kind required by law to be withheld  upon the exercise of such Option;  and (ii)
the Company shall, to the extent required or permitted by law, have the right to deduct  federal,  state and local and employment  taxes required or permitted by law to be withheld  upon the  exercise  of such Option from  payment of any kind otherwise due to such Optionee.

            10.     EFFECTIVE DATE OF PLAN.

            The Plan shall be effective on October 20, 2005; PROVIDED,  HOWEVER, that the Plan shall  subsequently  be approved by majority vote of the Company's shareholders not later than October 20, 2006.

            11.     AMENDMENT AND TERMINATION.

            The Board may amend,  suspend, or terminate the Plan, except that no amendment  shall be made that would impair the rights of any Optionee  under any
Option  theretofore  granted without his consent,  and except that no amendments shall be made which, without the approval of the shareholders of the Company:

            (a)     materially  increase the number of shares that may be issued under the Plan, except as is provided in Section 7;

            (b)     materially  increase the benefits  accruing to the Optionees under the Plan;

            (c)     materially  modify the  requirements  as to eligibility  for participation in the Plan;

            (d)     decrease the  exercise  price of an Option to less than 100%
of the Fair Market Value per share of Stock on the date of grant thereof; or

            (e)     extend  the  term of any  Option  beyond  that  provided  in
Section 5(b).

            Subject to Section 12 hereof,  the  Committee may amend the terms of any Option  theretofore  granted,  prospectively or  retroactively,  but no such amendment shall impair the rights of any Optionee without his consent.

            The  Committee  may at any  time  or  times  amend  the  Plan or any outstanding  Award for any purpose which may at the time be permitted by law, or

                                      A-6

may at any time terminate the Plan as to any further grants of Awards,  provided that (except to the extent expressly  required or permitted by the Plan) no such amendment  will,  without  the  approval  of the  shareholders  of the  Company, effectuate a change for which shareholder  approval is required in order for the
Plan to continue to qualify for the award of Incentive Options under Section 422 of the Code.

            It is the intention of the Board that the Plan comply  strictly with the  provisions of Section 409A of the Code and Treasury  Regulations  and other
Internal  Revenue  Service  guidance  promulgated  thereunder (the "Section 409A
Rules") and the  Committee  shall  exercise its  discretion  in granting  Awards hereunder (and the terms of such Awards), accordingly. The Plan and any grant of an Award hereunder may be amended from time to time (without,  in the case of an
Award,  the consent of the  Participant)  as may be necessary or  appropriate to comply with the Section 409A Rules.

            12.     RE-PRICING OF OPTIONS/REPLACEMENT OPTIONS.

            The Company shall not re-price any Options or issue any  replacement
Options  unless  the Option  re-pricing  or Option  replacement  shall have been approved by the holders of a majority  of the  outstanding  shares of the voting stock of the Company.

            13.     GOVERNMENT REGULATIONS.

            (a)     The Plan,  and the grant and exercise of Options  hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all  applicable  laws,  rules and  regulations,  and to such approvals  by any  governmental  agencies,  national  securities  exchanges  and interdealer quotation systems as may be required.

            (b)     It is the  Company's  intent  that  the Plan  comply  in all respects  with Rule 16b-3 of the  Exchange Act and any  regulations  promulgated thereunder. If any provision of this Plan is later found not to be in compliance with such Rule,  the  provision  shall be deemed  null and void.  All grants and exercises of Options  under this Plan shall be executed in  accordance  with the requirements of Section 16 of the Exchange Act and any  regulations  promulgated thereunder.

            14.     GENERAL PROVISIONS.

            (a)     CERTIFICATES. All certificates for shares of Stock delivered under  the Plan  shall  be  subject  to such  stop  transfer  orders  and  other restrictions  as the Committee may deem advisable  under the rules,  regulations and other  requirements  of the  Securities  and Exchange  Commission,  or other securities  commission  having  jurisdiction,  any  applicable  Federal or state securities laws, any stock exchange or automated quotation system upon which the
Stock is then  listed  and the  Committee  may cause a legend or  legends  to be
placed  on  any  such  certificates  to  make  appropriate   reference  to  such
restrictions.

            (b)     CONTINUED SERVICE. The adoption of the Plan shall not confer upon any Optionee who is an employee of the Company or any  Subsidiary any right to  continued  employment  or,  in the  case of an  Optionee  who may  also be a director,  continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any  Subsidiary  to terminate  the  employment of any of its employees or the service of any of its directors at any time.

            (c)     LIMITATION  OF  LIABILITY.  No  member  of the  Board or the
Committee,  or any officer or  employee  of the Company  acting on behalf of the
Board  or  the   Committee,   shall  be   personally   liable  for  any  action,
determination, or interpretation taken or made in good faith with respect to the
Plan,  and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully  indemnified  and  protected by the Company in respect of any such action, determination or interpretation.

            (d)     REGISTRATION OF STOCK.  Notwithstanding  any other provision in the Plan, no Option may be exercised  unless and until the Stock to be issued upon the  exercise  thereof has been  registered  under the  Securities  Act and applicable  state  securities  laws,  or is, in the  opinion  of  counsel to the
Company,  exempt  therefrom.  The Company  shall not be under any  obligation to register  under  applicable  federal  or state  securities  laws any Stock to be issued upon the exercise of an Option granted  hereunder,  however,  the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee,  bear an

                                      A-7

appropriate  restrictive  legend restricting the transfer or pledge of the Stock represented  thereby,  and the Company may also give  appropriate  stop transfer instructions to its transfer agent.

            (e)     GOVERNING LAW. The laws of the State of Florida shall govern all questions  concerning the construction,  validity and  interpretation of the
Plan,  without  regard to such State's choice of law rules thereof to the extent that the  application  of the laws of  another  jurisdiction  would be  required thereby.

            (f)     INTERNAL REVENUE CODE OF 1986. All references  herein to the
Code  shall be deemed  references  to the Code and to all  Treasury  Regulations promulgated thereunder.

                                      A-8

                                     ANNEX A

                                VESTING SCHEDULE

        Percentage of Earnings Per Share Target Achieved for Fiscal Year*

                     95%         ›95% and                    ›100% and
                                   ‹100%           100%        ‹125%           125%
               ------------  ------------------  --------  ---------------   --------
 Fraction of         1/6       Fit to curve         1/3     Fit to curve       1/2
Option to Vest                between 1/6 and               between 1/3
                                   1/3                        and 1/2

---------------
* The Board of Directors  shall establish the earnings per share target for each fiscal year prior to October 31 of such fiscal year,  subject to  adjustment  by the Board of Directors.

                                      A-9

                                                                         ANNEX B

                                   NUCO2 INC.

                  2005 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

            1.      PURPOSE OF THE PLAN.

            This 2005  Non-Employee  Directors Stock Option Plan (the "Plan") is
intended as an incentive to enable  NuCO2 INC., a Florida  corporation  with its principal office at 2800 S.E. Market Place, Stuart, FL 34997 (the "Company"), to
attract and retain the services of experienced and highly-qualified  individuals as directors of the Company and to encourage  stock  ownership by such directors so that their  interests  are aligned with the  interests of the Company and its shareholders.  It is  intended  that  participants  in the Plan may  acquire  or increase their proprietary  interests in the Company and be encouraged to remain in  the  directorship  of the  Company.  For  purposes  of the  Plan,  a  parent corporation and a subsidiary  corporation shall be as defined in Sections 424(e)
and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

            2.      ADMINISTRATION OF THE PLAN.

            The Plan  shall be  administered  by the Board of  Directors  of the
Company (the "Board")  and/or by a duly appointed  committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such  committee has been appointed and,  unless the powers of the committee  have been  specifically  limited,  the committee shall have all of the powers of the Board granted  herein,  including, without limitation, the power to terminate or amend the Plan at any time subject to the terms of the Plan and any  applicable  limitations  imposed  by law.  The
Board shall have  authority to administer  the Plan subject to the provisions of the Plan but  shall  have no  authority,  discretion  or  power  to  select  the non-employee  directors of the Company who will receive  options under the Plan, to set the exercise  price of the options  granted  under the Plan, to determine the number of shares of common stock to be granted  upon  exercise of options or the time at which such options are to be granted,  to establish  the duration of option grants, or to alter other terms or conditions  specified in the Plan. All questions of interpretation of the Plan or of any options granted under the Plan
(an "Option") shall be determined by the Board, and such determinations shall be final and  binding  upon all  persons  having an interest in the Plan and/or any
Option.  Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation,  or election which is the responsibility of or which is allocated to the Company herein,  provided the officer has apparent authority with respect to such matter,  right,  obligation, or election.

            3.      ELIGIBILITY AND TYPE OF OPTION.

            Options may be granted  only to directors of the Company who, at the time of such  grant,  are not  employees  of the  Company  or of any  parent  or subsidiary  corporation  of  the  Company  ("Non-Employee  Directors").  Options
granted to Non-Employee  Directors shall be nonqualified stock options; that is, options that are not treated as having been granted under Section  422(b) of the
Code. A person granted an Option is hereinafter referred to as an "Optionee."

            4.      SHARES SUBJECT TO OPTION.

            Subject to  adjustment  as provided in Section 8 hereof,  a total of
200,000  shares of the Company's  common stock,  $0.001 par value per share (the
"Stock"),  shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares or treasury  shares,  and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of
Stock that may remain unsold and that are not subject to outstanding  Options at the  termination  of the Plan shall cease to be reserved for the purposes of the
Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. If an
Option expires or becomes  unexercisable  without having been exercised in full, or is forfeited,  the unpurchased shares which were subject thereto shall become available  for  future  grant or sale  under  the  Plan.  Stock  used to pay the exercise price of an Option shall not become  available for future grant or sale under the Plan.  Stock used to satisfy  tax  withholding  obligations  shall not become available for future grant to sale under the Plan.

                                      B-1

            5.      TIME FOR GRANTING OPTIONS.

            All Options shall be granted,  if at all,  within ten years from the
Effective Date.

            6.      TERMS, CONDITIONS AND FORM OF OPTIONS.

            Options  granted  pursuant to the Plan shall be evidenced by written agreements  specifying  the  number of shares of Stock  covered  thereby,  which written  agreement  may  incorporate  all or any of the  terms  of the  Plan  by reference  and shall  comply  with and be  subject  to the  following  terms and conditions:

            (a)     AUTOMATIC  GRANT  OF  OPTIONS.  Subject  to  execution  by a
Non-Employee  Director of an  appropriate  Option  Agreement,  Options  shall be granted automatically and without further action of the Board, as follows:

                    (i) Each  person  who is newly  elected  or  appointed  as a
Non-Employee  Director on or after the Effective Date shall be granted an Option on the day of such initial  election or appointment to purchase  Twenty Thousand
(20,000) shares of Stock (the "Initial Option").

                    (ii) On or after  the  Effective  Date,  on each  successive anniversary  of the date on which a person was first  elected or  appointed as a
Non-Employee  Director (the "Anniversary Date"), such person shall be granted an
Option on the Anniversary Date to purchase Five Thousand (5,000) shares of Stock
(the "Anniversary Option").

                    (iii)  Notwithstanding  the foregoing,  any person may elect not to  receive  an  Option  to be  granted  pursuant  to this  Section  6(a) by delivering  written  notice of such  election to the Board no later than the day prior to the date on which such Option would  otherwise be granted.  A person so declining an Option shall receive no payment or other  consideration  in lieu of such  declined  Option.  A person who has  declined  an Option  may revoke  such election by delivering  written notice of such  revocation to the Board no later than the day prior to the date on which such Option would be granted pursuant to this Section 6(a).

                    (iv)  Notwithstanding any other provision of the Plan to the contrary,  no Option shall be granted to any  individual on a day when he or she is no longer serving as a Non-Employee Director of the Company.

            (b)     OPTION EXERCISE  PRICE.  The purchase price of each share of
Stock  purchasable  under an Option  shall be the Fair Market  Value (as defined below) of such share of Stock on the date the Option is  granted.  "Fair  Market
Value" means the average of the high and low prices of publicly traded shares of
Stock,  rounded  to the  nearest  cent,  on the  principal  national  securities exchange  on which  shares of Stock are  listed  (if the  shares of Stock are so listed),  or on the Nasdaq  Stock  Market (if the shares of Stock are  regularly quoted on the Nasdaq Stock  Market),  or, if not so listed or regularly  quoted, the mean between the closing bid and asked prices of publicly  traded  shares of
Stock in the over-the-counter market, or, if such bid and asked prices shall not be  available,  as  reported  by any  nationally  recognized  quotation  service selected  by  the  Company,  or as  determined  by  the  Committee  in a  manner consistent with the provisions of the Code. Anything in this Section 6(b) to the contrary  notwithstanding,  in no event shall the  purchase  price of a share of
Stock be less than the minimum price  permitted  under the rules and policies of any national securities exchange on which the shares of Stock are listed.

            (c)     EXERCISE  PERIOD AND  EXERCISABILITY  OF OPTIONS.  An Option
granted pursuant to the Plan shall be exercisable for a term of ten years.

                    (i) Initial  Options  granted  pursuant to the Plan shall be exercisable as follows:  one-fourth of the aggregate shares of Stock purchasable under  an  Initial  Option  shall  be  exercisable  on the date of grant of such
Initial  Option,  an  additional  one-fourth  of the  aggregate  shares of Stock purchasable  under an Initial  Option shall be  exercisable  commencing one year after the date of grant,  an additional  one-fourth  of the aggregate  shares of
Stock  purchasable  under an Initial Option shall be exercisable  commencing two years after the date of grant,  and the  remaining  one-fourth  of the aggregate shares  of  Stock  purchasable  under an  Initial  Option  shall be  exercisable commencing three years after the date of grant.

                    (ii) Anniversary  Options granted pursuant to the Plan shall be exercisable as follows: one-half of the aggregate shares of Stock purchasable under an Anniversary  Option shall be exercisable  commencing one year after the

                                      B-2

date of grant of such  Anniversary  Option  and the  remaining  one-half  of the aggregate  shares of Stock  purchasable  under an  Anniversary  Option  shall be exercisable commencing two years after the date of grant.

            (d)     TERMINATION OF OPTIONS.

                    (i) In the event that an Optionee ceases to be a director of the Company  because the Optionee has become  permanently  disabled  (within the meaning of Section  22(e)(3) of the Code),  the Option  granted to such Optionee may be exercised by the Optionee,  to the extent the Option was  exercisable  on the date such Optionee ceases to be a director.  Such Option may be exercised at any time  within  two (2)  years  after  the date the  Optionee  ceases  to be a director, at which time the Option shall terminate or prior to the date on which the Option  otherwise  expires by its terms,  whichever  is  earlier;  provided, however,  if the Optionee  dies before the Options are  forfeited  and no longer exercisable, the terms and provisions of Section 6(d)(ii) shall control.

                    (ii) In the event of the death of an  Optionee,  the  Option granted  to such  Optionee  may be  exercised,  to the  extent  the  Option  was exercisable on the date of such Optionee's death, by the estate of such Optionee or by any person or persons who  acquired  the right to exercise  such Option by bequest or  inheritance  or otherwise  by reason of the death of such  Optionee.
Such Option may be  exercised at any time within two (2) years after the date of death of such Optionee,  at which time the Option shall  terminate,  or prior to the date on which the  option  otherwise  expires  by its  terms,  whichever  is earlier.

                    (iii) In the event that an Optionee  ceases to be a director of the Company on account of fraud,  dishonesty or other acts detrimental to the interests  of the Company or any direct or indirect  subsidiary  of the Company, the Option  granted to such Optionee  shall  terminate on the date such Optionee ceases to be a director of the Company.

                    (iv) In the event that an  Optionee  ceases to be a director of the  Company  for any reason  other than  permanent  disability  (within  the meaning  of  Section  22(e)(3)  of the  Code),  death or on  account  of  fraud, dishonesty  or other acts  detrimental  to the  interests  of the Company or any direct or  indirect  subsidiary  of the  Company,  the  Option  granted  to such
Optionee  may be  exercised by him or her, but only to the extent the Option was exercisable on the date such Optionee  ceases to be a director.  Such Option may be exercised at any time within one (1) year after the date such Optionee ceases to be a director of the Company,  at which time the Option shall  terminate,  or prior to the  date on which  the  option  expires  by its  terms,  whichever  is earlier.  Notwithstanding  the foregoing,  in the event that an Optionee retires after  nine (9) years of  service on the Board or after  attaining  age  seventy
(70),  such Option may be  exercised  at any time prior to the  expiration  date specified  in the Option to the extent that such Option was  exercisable  on the date such Optionee ceased to be a director of the Company.

            (e)     PAYMENT OF OPTION  EXERCISE.  Payment of the exercise  price for the number of shares of Stock being  purchased  pursuant to any Option shall be made in cash,  by check or such other  instrument as may be acceptable to the
Committee.

            (f)     CHANGE OF CONTROL.  A "Change of Control" shall be deemed to have  occurred  in the event any of the  following  occurs  with  respect to the
Company:

                    (i) a tender  offer (or series of related  offers)  shall be made and consummated for the ownership of 50% or more of the outstanding  voting securities of the Company, unless as a result of such tender offer more than 50%
of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time immediately prior to the commencement of such offer),  any employee benefit plan of the Company or its subsidiaries, and their affiliates;

                    (ii)  the  Company  shall be  merged  or  consolidated  with another  corporation,  unless as a result of such merger or  consolidation  more than 50% of the  outstanding  voting  securities  of the  surviving or resulting corporation  shall be owned in the aggregate by the  shareholders of the Company
(as of the time  immediately  prior to such  transaction),  any employee benefit plan of the Company or its subsidiaries, and their affiliates;

                    (iii) the Company shall sell substantially all of its assets to another  corporation  that is not wholly  owned by the  Company,  unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the  shareholders  of the Company (as of the time  immediately  prior to such transaction),  any employee benefit plan of the Company or its subsidiaries, and their affiliates; or

                                      B-3

                    (iv) a Person (as defined  below) shall  acquire 50% or more
of  the  outstanding   voting  securities  of  the  Company  (whether  directly,
indirectly,  beneficially or of record),  unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation  shall be owned in the aggregate by the  shareholders of the Company
(as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its subsidiaries,  and their affiliates.

            For purposes of this Section  6(f),  ownership of voting  securities shall take into account and shall  include  ownership as  determined by applying the  provisions of Rule  13d-3(d)(I)(i)  (as in effect on the date hereof) under the  Securities  Exchange  Act of 1934,  as amended  (the  "Exchange  Act").  In addition,  for such  purposes,  "Person" shall have the meaning given in Section
3(a)(9) of the Exchange  Act, as modified  and used in Sections  13(d) and 14(d)
thereof;  however,  a Person  shall not  include  (A) the  Company or any of its subsidiaries;  (B) a trustee  or other  fiduciary  holding  securities  under an employee  benefit  plan  of the  Company  or any  of  its  subsidiaries;  (C) an underwriter  temporarily  holding  securities  pursuant  to an  offering of such securities;  or  (D)  a  corporation  owned,  directly  or  indirectly,  by  the shareholders  of the  Company  in  substantially  the same  proportion  as their ownership of stock of the Company.

            In the event of a Change of Control,  any  unexercisable or unvested portion of the outstanding  Options shall be immediately  exercisable and vested in full as of the date ten (10) days prior to the expected date of the Change of
Control.  The exercise or vesting of any Option that was  permissible  solely by reason of this Section 6(f) shall be conditioned  upon the  consummation  of the
Change of  Control.  In  addition,  the  surviving,  continuing,  successor,  or purchasing  corporation or parent corporation  thereof,  as the case may be (the
"Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding  Options or substitute  outstanding  Options for substantially equivalent options for the Acquiring  Corporation's  stock. For purposes of this
Section  6(f),  an Option shall be deemed  assumed if,  following  the Change of
Control,  the Option  confers the right to acquire in accordance  with its terms and conditions,  for each share of Stock subject to the Option immediately prior to the  Change  of  Control,  the  consideration  (whether  stock,  cash,  other securities  or property) to which a holder of a share of Stock on the  effective date of the  Change of Control  was  entitled.  Any  Options  which are  neither assumed nor substituted for by the Acquiring  Corporation in connection with the
Change of Control nor  exercised  as of the date of the Change of Control  shall terminate and cease to be outstanding  effective as of the date of the Change of
Control.

            (g)     STOCKHOLDER  APPROVAL.  Notwithstanding any provision to the contrary,  no Option  granted  pursuant  to the Plan may be  exercised  prior to obtaining shareholder approval of the Plan.

            7.      TERMINATION OR AMENDMENT OF PLAN.

            (a)     The Board may amend,  suspend, or terminate the Plan, except that no  amendment  shall be made that would  impair the rights of any  Optionee under any Option theretofore granted without the Optionee's consent,  and except that no amendment shall be made without the approval of the  shareholders of the
Company that would

                    (i)  materially  increase  the number of shares  that may be issued under the Plan, except as is provided in Section 8;

                    (ii)  materially  increase  the  benefits  accruing  to  the
Optionees under the Plan;

                    (iii)  materially  modify the requirements as to eligibility for participation in the Plan;

                    (iv)  decrease the exercise  price of an Option to less than
100% of the Fair Market  Value per share of Stock on the date of grant  thereof;
or

                    (v) extend the term of any Option  beyond that  provided for in Section 6(c).

            The Board may amend  the terms of any  Option  theretofore  granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee's consent.

            (b)     It is the  intention  of the  Board  that  the  Plan  comply strictly  with  the  provisions  of  Section  409A  of  the  Code  and  Treasury
Regulations and other Internal Revenue Service guidance  promulgated  thereunder
(the  "Section  409A  Rules") and the Board shall  exercise  its  discretion  in granting Options hereunder (and the terms of such Options) accordingly. The Plan and any grant of an Option  hereunder may be amended from time to time (without,

                                      B-4

in the case of an Option,  the consent of the  Optionee)  as may be necessary or appropriate to comply with the Section 409A Rules.

            8.      EFFECT OF CHANGE IN STOCK SUBJECT TO PLAN.

            Appropriate  adjustments  shall be made in the  number  and class of shares of Stock  subject to the Plan,  the number of shares to be granted  under the Plan and to any outstanding  Options and in the Option exercise price of any
outstanding   Options  in  the  event  of  a  stock   dividend,   stock   split,
recapitalization,  reverse stock split,  combination,  reclassification  or like change in the capital structure of the Company.

            9.      TRANSFERABILITY OF OPTIONS.

            (a)     Except as provided in Section 9(b) hereof,  an Option may be exercised  during the  lifetime  of the  Optionee  only by the  Optionee  or the
Optionee's  guardian  or  legal  representative  and  may  not  be  assigned  or transferred  in any  manner  except  by  will  or by the  laws  of  descent  and distribution;  provided,  however,  that  Options  may be  transferred  under  a qualified  domestic  relations  order (as  defined in the Code or Title I of the
Employee Retirement Income Security Act, or the rules promulgated thereunder).

           (b)      Notwithstanding  the  foregoing,  with  the  consent  of the
Board, in its sole discretion,  an Optionee may transfer all or a portion of the
Option to: (i) an Immediate Family Member (as hereinafter defined), (ii) a trust for the exclusive  benefit of the Optionee  and/or one or more Immediate  Family
Members,  (iii) a partnership in which the Optionee and/or one or more Immediate
Family Members are the only partners, or (iv) such other person or entity as the
Board may permit (individually,  a "Permitted Transferee"). For purposes of this
Section 9(b),  "Immediate  Family  Members"  shall mean the  Optionee's  spouse, former  spouse,  children or  grandchildren,  whether  natural or adopted.  As a condition to such transfer,  each Permitted Transferee to whom the Option or any interest therein is transferred  shall agree in writing (in a form  satisfactory to the  Company)  to be bound by all of the terms and  conditions  of the Option
Agreement  evidencing such Option and any additional  restrictions or conditions as the Company  may  require.  Following  the  transfer  of an Option,  the term
"Optionee" shall refer to the Permitted Transferee, except that, with respect to any provision for the Company's tax withholding  obligations,  if any, such term shall refer to the original  Optionee.  The Company  shall have no obligation to notify a Permitted  Transferee of any  termination  of the  transferred  Option, including an early  termination  pursuant to Section  6(d)  hereof.  A Permitted
Transferee  shall  be  prohibited  from  making  a  subsequent   transfer  of  a
transferred  Option  except to the  original  Optionee  or to another  Permitted
Transferee or as provided in Section 9(a) hereof.

            10.     RE-PRICING OF OPTIONS/REPLACEMENT OPTIONS.

            The Company shall not re-price any Options or issue any  replacement
Options  unless  the Option  re-pricing  or Option  replacement  shall have been approved by the holders of a majority  of the  outstanding  shares of the voting stock of the Company.

            11.     GOVERNMENT REGULATIONS.

            (a)     The Plan,  and the grant and exercise of Options  hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all  applicable  laws,  rules and  regulations,  and to such approvals  by any  governmental  agencies,  national  securities  exchanges  and interdealer quotation systems as may be required.

            (b)     It is the  Company's  intent  that  the Plan  comply  in all respects  with Rule 16b-3 of the  Exchange Act and any  regulations  promulgated thereunder. If any provision of this Plan is later found not to be in compliance with such Rule,  the  provision  shall be deemed  null and void.  All grants and exercises of Options  under this Plan shall be executed in  accordance  with the requirements of Section 16 of the Exchange Act and any  regulations  promulgated thereunder.

            12.     GENERAL PROVISIONS.

            (a)     CERTIFICATES. All certificates for shares of Stock delivered under  the Plan  shall  be  subject  to such  stop  transfer  orders  and  other restrictions  as the Board may deem advisable  under the rules,  regulations and
other  requirements  of  the  Securities  and  Exchange  Commission,   or  other
securities  commission  having  jurisdiction,  any  applicable  Federal or state

                                      B-5

securities  law, any stock exchange or interdealer  quotation  system upon which the Stock is then  listed or traded  and the Board may cause a legend or legends to be placed on any such  certificates  to make  appropriate  reference  to such restrictions.

            (b)     EMPLOYMENT  MATTERS.  The  adoption  of the Plan  shall  not confer upon any Optionee of the Company or any subsidiary any right to continued
service as a director  with the Company,  nor shall it interfere in any way with the right of the Company to terminate the service of any of its directors at any time.

            (c)     LIMITATION  OF  LIABILITY.  No member of the  Board,  or any officer or  employee  of the  Company  acting on behalf of the  Board,  shall be personally liable for any action,  determination or interpretation taken or made in good faith with  respect to the Plan,  and all  members of the Board and each and any officer or employee of the Company acting on their behalf shall,  to the extent  permitted by law, be fully  indemnified  and protected by the Company in respect of any such action, determination or interpretation.

            13.     REGISTRATION OF STOCK.

            Notwithstanding  any other  provision in the Plan,  no Option may be exercised  unless and until the Stock to be issued upon the exercise thereof has been registered  under the Securities Act and applicable  state securities laws, or are, in the opinion of counsel to the Company,  exempt from such registration in the United States.  The Company shall not be under any obligation to register under  applicable  federal or state  securities laws any Stock to be issued upon the exercise of an Option  granted  hereunder in order to permit the exercise of an  Option  and the  issuance  and sale of the  Stock  subject  to such  Option, although the Company may in its sole discretion register such Stock at such time as the Company shall  determine.  If the Company  chooses to comply with such an exemption  from  registration,  the Stock  issued  under  the Plan  may,  at the direction of the Committee,  bear an appropriate  restrictive legend restricting the transfer or pledge of the Stock represented  thereby,  and the Committee may also give appropriate stop transfer  instructions  with respect to such Stock to the Company's transfer agent.

            14.     EFFECTIVE DATE OF PLAN.

            The Plan shall be effective on May 18, 2005; PROVIDED, HOWEVER, that the Plan shall be approved by the shareholders not later than May 17, 2006.

                                      B-6

                                                                         ANNEX C

                                   NuCO2 INC.

                         2005 EMPLOYEE STOCK OPTION PLAN

            1.      PURPOSE OF THE PLAN.

            This 2005 Employee  Stock Option Plan (the "Plan") is intended as an incentive, to retain in the employ of NuCO2 INC., a Florida corporation with its principal office at 2800 S.E. Market Place, Stuart, FL 34997 (the "Company") and
any  Subsidiary  of the  Company,  within the  meaning of Section  424(f) of the
Internal  Revenue Code of 1986,  as amended (the  "Code"),  persons of training, experience and ability,  to attract new employees  whose services are considered valuable,  to encourage the sense of proprietorship  and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

            The Company  intends that  certain  options  granted  under the Plan constitute incentive stock options within the meaning of Section 422 of the Code
(the "Incentive Options"), while certain other options granted under the Plan be nonqualified stock options (the "Nonqualified  Options").  Incentive Options and
Nonqualified Options are hereinafter referred to collectively as "Options."

            The Company further  intends that the Plan meet the  requirements of
Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that  transactions of the type specified in subparagraphs  (c) to (f)  inclusive  of Rule 16b-3 by  employees of the Company under the Plan be exempt from the  operation  of Section  16(b) of the  Exchange
Act.  The  Plan  is  intended  to  satisfy  the  performance-based  compensation exception to the limitation on the Company's tax  deductions  imposed by Section
162(m) of the Code with  respect to those  Options for which  qualification  for such exception is intended. In all cases, the terms, provisions,  conditions and limitations of the Plan shall be construed and  interpreted  consistent with the
Company's intent as stated in this Section 1.

            2.      ADMINISTRATION OF THE PLAN.

            The Board of Directors of the Company (the  "Board")  shall  appoint and  maintain  as  administrator  of the  Plan  a  Committee  (the  "Committee")
consisting  of two or more  members  of the  Board  who  are  (i)  "Non-Employee
Directors,"  within the meaning of subparagraph (b) of Rule 16b-3, (ii) "Outside
Directors,"  within  the  meaning  of  Section  162(m)  of the  Code,  and (iii)
"independent"  under the  standards  set  forth in Rule 4350 of the  Marketplace
Rules of the National  Association of Securities  Dealers,  Inc. The fact that a member of the  Committee  shall  fail to  qualify  under the  provisions  of the preceding sentence shall not invalidate any Option granted by the Committee that is otherwise  validly granted under the Plan. The members of the Committee shall serve at the pleasure of the Board.  The Committee,  subject to Sections 3 and 5 hereof,  shall have full power and authority to designate recipients of Options, to determine the terms and  conditions of respective  Option  agreements  (which need not be  identical)  and to  interpret  the  provisions  and  supervise  the administration  of the Plan.  The Committee  shall have the  authority,  without limitation, to designate which Options granted under the Plan shall be Incentive
Options and which shall be Nonqualified  Options.  To the extent that any Option does not  qualify  as an  Incentive  Option,  it  shall  constitute  a  separate
Nonqualified Option.

            Subject to the provisions of the Plan, the Committee shall interpret the Plan and all  Options  granted  under the Plan,  shall make such rules as it deems necessary for the proper  administration of the Plan, shall make all other determinations  necessary or advisable  for the  administration  of the Plan and shall correct any defects or supply any omission or reconcile any  inconsistency in the Plan or in any  Options  granted  under the Plan in the manner and to the extent that the Committee  deems  desirable to carry into effect the Plan or any
Options.  The act or  determination  of a majority of the Committee shall be the act or  determination  of the Committee and any decision  reduced to writing and signed by all of the members of the Committee  shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or  determination  made by the Committee  pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

            In the event that for any reason the  Committee  is unable to act or if the Committee at the time of any grant,  award or other acquisition under the
Plan of Options or Stock as hereinafter  defined does not meet the  requirements of the  first  sentence  of  Section  2  hereof,  or if  there  shall be no such

                                      C-1

Committee,  then the Plan shall be  administered  by the Board,  and  references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board,  and any such grant,  award or other  acquisition may be approved or ratified in any other manner contemplated by subparagraph (d)
of Rule 16b-3;  provided,  however,  that options granted to the Company's Chief
Executive Officer or to any of the Company's other four most highly  compensated officers that are intended to qualify as  performance-based  compensation  under
Section 162(m) of the Code may only be granted by the Committee.

            3.      DESIGNATION OF OPTIONEES.

            The persons eligible for  participation in the Plan as recipients of
Options  (the  "Optionees")  shall  include  employees  of  the  Company  or any
Subsidiary  except to the extent that an employee is eligible to receive options under the 2005 Executive  Management Stock Option Plan. In selecting  Optionees, and in determining  the number of shares to be covered by each Option granted to
Optionees,  the  Committee  may  consider  the  office or  position  held by the
Optionee or the Optionee's relationship to the Company, the Optionee's degree of responsibility  for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's length of service, promotions,  potential and any other factors that the Committee may consider relevant. An Optionee who has been granted an Option hereunder may be granted an additional  Option or Options,  if the Committee shall so determine.

            4.      STOCK RESERVED FOR THE PLAN.

            Subject to  adjustment  as provided in Section 7 hereof,  a total of
250,000  shares of the Company's  Common Stock,  $0.001 par value per share (the
"Stock"),  shall be subject to the Plan.  The maximum  number of shares of Stock that may be subject to options  granted under the Plan to any  individual in any calendar  year shall not exceed 9,000  (subject to  adjustment  under  Section 7 hereof) and the method of counting such shares shall conform to any requirements applicable to  performance-based  compensation under Section 162(m) of the Code.
The  shares of Stock  subject to the Plan shall  consist of  unissued  shares or previously  issued shares held by the Company or any  Subsidiary of the Company, and such  amount  of shares of Stock  shall be and is hereby  reserved  for such purpose.  Any of such  shares of Stock that may  remain  unsold and that are not subject to outstanding  Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan,  but until  termination  of the Plan, the
Company  shall at all times  reserve a  sufficient  number of shares of Stock to meet the requirements of the Plan. If an Option expires or becomes unexercisable without having been exercised in full, or is forfeited,  the unpurchased  shares which were subject thereto shall become available for future grant or sale under the Plan,  except  where  such  future  grant or sale is  inconsistent  with the provisions of Section  162(m) of the Code.  Stock used to pay the exercise price of an Option shall not become available for future grant or sale under the Plan.
Stock used to satisfy tax withholding obligations shall not become available for future grant or sale under the Plan.

            5.      TERMS AND CONDITIONS OF OPTIONS.

            Options  granted  under the Plan shall be  subject to the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

            (a)     OPTION  PRICE.  The  purchase  price of each  share of Stock purchasable  under an Option shall be determined by the Committee at the time of grant,  but shall not be less than  100% of the Fair  Market  Value (as  defined below)  of such  share of Stock on the date the  Option  is  granted;  provided, however,  that with respect to an Optionee who, at the time an Incentive  Option is granted,  owns  (within the meaning of Section  424(d) of the Code) more than
10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary,  the purchase price per share of Stock shall be at least 110%
of the Fair Market  Value per share of Stock on the date of grant.  The exercise price of each  Option  shall be subject to  adjustment  as provided in Section 7 below. Fair Market Value means the closing price on the business day immediately prior to the grant date of such Option of publicly traded shares of Stock on the principal national  securities  exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the Nasdaq Stock Market (if the shares of Stock are regularly quoted on the Nasdaq Stock Market),  or, if not so listed or  regularly  quoted,  the mean  between the  closing  bid and asked  prices of publicly traded shares of Stock in the over-the-counter  market, or, if such bid and  asked  prices  shall  not be  available,  as  reported  by  any  nationally recognized  quotation  service selected by the Company,  or as determined by the
Committee in a manner  consistent  with the provisions of the Code.  Anything in this  Section  5(a) to the  contrary  notwithstanding,  in no  event  shall  the purchase  price of a share of Stock be less  than the  minimum  price  permitted under  rules and  policies of the  national  securities  exchange  or  automated quotation system on which the shares of Stock are listed (if the shares of Stock are so listed).

                                      C-2

            (b)     OPTION  TERM.  The term of each Option shall be fixed by the
Committee,  but no Option shall be exercisable more than 10 years after the date such Option is granted; PROVIDED,  HOWEVER, that in the case of an Optionee who, at the time an Incentive Option is granted,  owns (within the meaning of Section
424(d) of the Code)  more than 10% of the  total  combined  voting  power of all classes of stock of the Company or any  Subsidiary,  then such Incentive  Option shall not be exercisable  with respect to any Stock subject to such Option later than the date that is five years after the date of grant.

            (c)     EXERCISABILITY.  Subject to  Section  5(j)  hereof,  Options shall be  exercisable  at such  time or times  and  subject  to such  terms  and conditions as shall be determined by the  Committee.  The vesting  provisions of individual options may vary. The Committee in its sole discretion shall have the power to  accelerate  the time at which  Options may first be exercised  and the time at which Options or any part thereof will vest in accordance with the Plan, notwithstanding  provisions  in the  Options  stating the time at which they may first be exercised or the time at which they will vest.

            (d)     METHOD  OF   EXERCISE.   An  Option,   to  the  extent  then
exercisable,  may be exercised in whole or in part at any time during the option period, by giving written notice to the Company  specifying the number of shares of Stock to be purchased,  accompanied by payment in full of the exercise price, in  cash,  by  check  or  such  other  instrument  as may be  acceptable  to the
Committee. As determined by the Committee,  in its sole discretion,  at or after grant,  payment in full or in part may be made at the  election of the  Optionee
(i) in the form of Stock owned by the  Optionee  (based on the Fair Market Value of the Stock on the trading day before the Option is exercised)  that is not the subject of any pledge or security  interest,  (ii) in the form of Stock withheld by the Company  from the shares of Stock  otherwise  to be  received,  with such withheld  shares of Stock  having a Fair  Market  Value on the date of  exercise equal to the  exercise  price of the Option,  or (iii) by a  combination  of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such  exercise  price and except with  respect to (ii) above,  such method of payment will not cause a  disqualifying  disposition  of all or a portion of the
Stock received upon exercise of an Incentive  Option. An Optionee shall have the right to dividends and other rights of a  shareholder  with respect to shares of
Stock  purchased  upon  exercise of an Option  after (i) the  Optionee has given written notice of exercise and has paid in full for such shares,  (ii) becomes a shareholder of record with respect thereto, and (iii) the Optionee has satisfied such  conditions  that  may  be  imposed  by the  Company  with  respect  to the withholding of taxes.

            (e)     NON-TRANSFERABILITY OF OPTIONS. Options are not transferable and may be  exercised  solely by the  Optionee  during his lifetime or after his death by the person or persons  entitled  thereto  under his will or the laws of descent and  distribution;  PROVIDED,  HOWEVER,  that Options may be transferred under a qualified domestic relations order (as defined in the Code or Title I of
the  Employee   Retirement   Income  Security  Act,  or  the  rules  promulgated
thereunder). Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution,  attachment or similar process,  any Option contrary to the provisions  hereof shall be void and  ineffective and shall give no right to the purported transferee.

            (f)     TERMINATION  BY DEATH.  Unless  otherwise  determined by the
Committee,  if any Optionee's  employment  with or service to the Company or any
Subsidiary  terminates by reason of death,  any Option held by such Optionee may thereafter be exercised,  to the extent then exercisable (or on such accelerated basis  as the  Committee  shall  determine  at or  after  grant),  by the  legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death or until the expiration  of the  stated  term of such  Option  as  provided  under  the Plan, whichever period is shorter.

            (g)     TERMINATION  BY  REASON  OF  DISABILITY.   Unless  otherwise
determined by the Committee, if any Optionee's employment with or service to the
Company or any Subsidiary terminates by reason of disability, any Option held by such Optionee may thereafter be exercised,  to the extent it was  exercisable at the time of termination due to disability (or on such  accelerated  basis as the
Committee  shall  determine at or after  grant),  for a period of one year after such  termination  or until the  expiration  of the stated term of such  Option, whichever  period  is  shorter.  In the case of an  Optionee  employed  under an employment agreement with the Company or any Subsidiary,  the term disability as used herein shall have the meaning set forth in such  employment  agreement.  In all other  cases,  the term  disability  shall have the meaning  given it in any long-term  disability plan of the Company,  or if the Company  maintains no such plan, such term shall mean the Optionee's inability to engage in any substantial gainful  activity  by  reason  of a  physical  or  mental  impairment  that  can reasonably  be expected to result in death or that has lasted or can  reasonably be expected to last for a continuous period of not less than 180 days; provided,

                                      C-3

that when used in connection with the exercise of an Incentive  Option following termination of employment,  such term shall mean a disability within the meaning of Section 22(e)(3) of the Code.

            (h)     TERMINATION  BY  REASON  OF  RETIREMENT.   Unless  otherwise
determined by the Committee, if any Optionee's employment with or service to the
Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined  below),  any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such  accelerated  basis as the Committee shall determine at or after grant), for a period of 30 days  after the date of such  termination  of  employment  or service or until the  expiration  of the stated term of such  Option,  whichever period is shorter; provided,  however, that, if the Optionee dies within such 30 day period,  any  unexercised  Option held by such Optionee shall  thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such
Option, whichever period is shorter.

            For purposes of this paragraph  (h),  Normal  Retirement  shall mean retirement from active employment with the Company or any Subsidiary on or after the normal  retirement  date specified in the  applicable  Company or Subsidiary pension plan or if no such pension  plan,  age 65. Early  Retirement  shall mean retirement from active  employment with the Company or any Subsidiary  under the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

            (i)     OTHER  TERMINATION.   Unless  otherwise  determined  by  the
Committee,  if any Optionee's  employment  with or service to the Company or any
Subsidiary  terminates for any reason other than death,  Disability or Normal or
Early Retirement,  the Option shall thereupon terminate;  provided,  however, if the  Optionee's  employment  or  service  with  the  Company  or any  Subsidiary terminates  for  reasons  other  than  cause  (the  determination  as to whether termination  was for  cause to be made by the  Committee),  the  portion  of any
Option that was exercisable on the date of such termination of employment may be exercised for the lesser of 30 days after the date of termination or the balance of such  Option's  term.  The  transfer  of an  Optionee  from the employ of the
Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to  constitute a  termination  of  employment  for purposes of the
Plan.

            (j)     LIMIT ON VALUE  OF  INCENTIVE  OPTION.  The  aggregate  Fair
Market  Value,  determined as of the date the  Incentive  Option is granted,  of
Stock for which  Incentive  Options  are  exercisable  for the first time by any
Optionee  during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

            (k)     INCENTIVE   OPTION  SHARES.   The  stock  option   agreement
evidencing any Incentive  Options  granted under this Plan shall provide that if the Optionee  makes a  disposition,  within the meaning of Section 424(c) of the
Code and regulations  promulgated  thereunder,  of any shares of Stock issued to him upon  exercise  of an  Incentive  Option  granted  under the Plan within the two-year  period  commencing  on the day  after  the  date of the  grant of such
Incentive  Option or within a one-year  period  commencing  on the day after the date of transfer of the shares to him upon exercise of such Incentive Option, he shall, within 10 days after such disposition, notify the Company thereof.

            6.      TERM OF PLAN.

            No Option shall be granted under the Plan on or after  September 14,
2015, but the term of Options theretofore granted may extend beyond that date.

            7.      ASSUMPTION  OF  OPTIONS  BY  SUCCESSORS;   ADJUSTMENTS  UPON
CHANGES IN CAPITALIZATION.

            (a)     In the event of a Change of Control (as defined below),  any
unexercisable  or  unvested   portion  of  the  outstanding   Options  shall  be
immediately exercisable and vested in full as of the date ten (10) days prior to the  expected  date of the Change of  Control.  The  exercise  or vesting of any
Option  that was  permissible  solely by reason of this  Section  7(a)  shall be conditioned  upon the  consummation of the Change of Control.  In addition,  the
surviving,   continuing,   successor,   or  purchasing   corporation  or  parent
corporation  thereof,  as the case  may be (the  "Acquiring  Corporation"),  may either assume the Company's rights and obligations under outstanding  Options or substitute  outstanding  Options for  substantially  equivalent  options for the
Acquiring  Corporation's  stock.  For purposes of this Section  7(a),  an Option shall be deemed assumed if, following the Change of Control,  the Option confers the right to acquire in accordance with its terms and conditions, for each share of Stock subject to the Option  immediately prior to the Change of Control,  the consideration  (whether stock,  cash,  other  securities or property) to which a

                                      C-4

holder of a share of Stock on the  effective  date of the Change of Control  was entitled.  Any Options  which are neither  assumed  nor  substituted  for by the
Acquiring  Corporation in connection with the Change of Control nor exercised as of the date of the Change of Control shall terminate and cease to be outstanding effective as of the date of the Change of Control.

            (b)     A "Change of  Control"  shall be deemed to have  occurred in the event any of the following occurs with respect to the Company:

                    (i) a tender  offer (or series of related  offers)  shall be made and consummated for the ownership of 50% or more of the outstanding  voting securities of the Company, unless as a result of such tender offer more than 50%
of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the  aggregate by the  shareholders  of the Company (as of the time immediately prior to the commencement of such offer),  any employee benefit plan of the Company or its subsidiaries, and their affiliates;

                    (ii)  the  Company  shall be  merged  or  consolidated  with another  corporation,  unless as a result of such merger or  consolidation  more than 50% of the  outstanding  voting  securities  of the  surviving or resulting corporation  shall be owned in the aggregate by the  shareholders of the Company
(as of the time  immediately  prior to such  transaction),  any employee benefit plan of the Company or its subsidiaries, and their affiliates;

                    (iii) the Company shall sell substantially all of its assets to another  corporation  that is not wholly  owned by the  Company,  unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the  shareholders  of the Company (as of the time  immediately  prior to such transaction),  any employee benefit plan of the Company or its subsidiaries, and their affiliates; or

                    (iv) a Person (as defined  below) shall  acquire 50% or more
of  the  outstanding   voting  securities  of  the  Company  (whether  directly,
indirectly,  beneficially or of record),  unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation  shall be owned in the aggregate by the  shareholders of the Company
(as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its subsidiaries,  and their affiliates.

            (c)     For  purposes  of  this  Section  7,   ownership  of  voting
securities shall take into account and shall include  ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof)
under the Exchange Act. In addition, for such purposes,  "Person" shall have the meaning  given in Section  3(a)(9) of the Exchange  Act, as modified and used in
Sections  13(d) and 14(d) thereof;  however,  a Person shall not include (i) the
Company or any of its  subsidiaries;  (ii) a trustee or other fiduciary  holding securities  under  an  employee  benefit  plan  of  the  Company  or  any of its subsidiaries; (iii) an underwriter temporarily holding securities pursuant to an
offering  of  such  securities;   or  (iv)  a  corporation  owned,  directly  or
indirectly,  by the  shareholders  of the  Company  in  substantially  the  same proportion as their ownership of stock of the Company.

            (d)     The existence of outstanding Options shall not affect in any way the right or power of the Company or its  shareholders  to make or authorize any or all adjustments,  recapitalizations,  reorganizations or other changes in the Company's capital structure or its business,  or any merger or consolidation of the Company,  or any issuance of Stock or subscription rights thereto, or any merger or  consolidation of the Company,  or any issuance of bonds,  debentures, preferred  or prior  preference  stock  ahead of or  affecting  the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or  business,  or any other  corporate act or  proceeding,  whether  of a similar  character  or  otherwise;  provided, however,  that  if  the  outstanding  Stock  or the  number  of  shares  thereof outstanding shall at any time be changed or exchanged by or in connection with a
stock   dividend,   stock  split,   reverse  split  or  combination  of  shares,
recapitalization,  or similar  change in the  capital  structure  of the Company without consideration,  or if a substantial portion of the assets of the Company is distributed to the  shareholders  of the Company without  consideration  in a spin-off or other similar  transaction,  the number and kind of Stock subject to the Plan and subject to any Options theretofore  granted, and the Option prices, shall be appropriately and equitably adjusted.

            (e)     Adjustments  under  this  Section  7  shall  be  made by the
Committee whose determination as to what adjustments, if any, shall be made, and the extent thereof,  shall be final.  Adjustments  under this Section 7 shall be made only to the extent  consistent with continued  qualification  of the Option under  Section 422 of the Code (in the case of an Incentive  Option) and Section
409A of the Code.

                                      C-5

            8.      PURCHASE FOR INVESTMENT.

            Unless  the  Options  and  shares  covered  by the  Plan  have  been registered under the Securities Act of 1933, as amended (the "Securities  Act"), or the Company has determined that such registration is unnecessary, each person exercising  an Option  under the Plan may be  required  by the Company to give a representation  in writing that he is  acquiring  the shares for his own account for  investment  and not with a view to,  or for sale in  connection  with,  the distribution of any part thereof.

            9.      TAXES.

            The Company  may make such  provisions  as it may deem  appropriate, consistent with applicable law, in connection with any Options granted under the
Plan  with  respect  to  the  withholding  of any  taxes  (including  income  or employment  taxes) or any other tax  matters.  As a condition  of exercise of an
Option, each Optionee agrees that (i) no later than the date of exercise of such
Option, such Optionee shall pay to the Company or make arrangements satisfactory to the Company  regarding  payment of all federal,  state and local taxes of any kind required by law to be withheld  upon the exercise of such Option;  and (ii)
the Company shall, to the extent required or permitted by law, have the right to deduct  federal,  state and local and employment  taxes required or permitted by law to be withheld  upon the  exercise  of such Option from  payment of any kind otherwise due to such Optionee.

            10.     EFFECTIVE DATE OF PLAN.

            The  Plan  shall be  effective  on  September  14,  2005;  PROVIDED,
HOWEVER,  that the Plan shall  subsequently  be approved by majority vote of the
Company's shareholders not later than September 14, 2006.

            11.     AMENDMENT AND TERMINATION.

            The Board may amend,  suspend, or terminate the Plan, except that no amendment  shall be made that would impair the rights of any Optionee  under any
Option  theretofore  granted without his consent,  and except that no amendments shall be made which, without the approval of the shareholders of the Company:

            (a)     materially  increase the number of shares that may be issued under the Plan, except as is provided in Section 7;

            (b)     materially  increase the benefits  accruing to the Optionees under the Plan;

            (c)     materially  modify the  requirements  as to eligibility  for participation in the Plan;

            (d)     decrease the  exercise  price of an Option to less than 100%
of the Fair Market Value per share of Stock on the date of grant thereof; or

            (e)     extend  the  term of any  Option  beyond  that  provided  in
Section 5(b).

            Subject to Section 12 hereof,  the  Committee may amend the terms of any Option  theretofore  granted,  prospectively or  retroactively,  but no such amendment shall impair the rights of any Optionee without his consent.

            The  Committee  may at any  time  or  times  amend  the  Plan or any outstanding  Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards,  provided that (except to the extent expressly  required or permitted by the Plan) no such amendment  will,  without  the  approval  of the  shareholders  of the  Company, effectuate a change for which shareholder  approval is required in order for the
Plan to continue to qualify for the award of Incentive Options under Section 422 of the Code.

            It is the intention of the Board that the Plan comply  strictly with the  provisions of Section 409A of the Code and Treasury  Regulations  and other
Internal  Revenue  Service  guidance  promulgated  thereunder (the "Section 409A
Rules") and the  Committee  shall  exercise its  discretion  in granting  Awards hereunder (and the terms of such Awards), accordingly. The Plan and any grant of an Award hereunder may be amended from time to time (without,  in the case of an
Award,  the consent of the  Participant)  as may be necessary or  appropriate to comply with the Section 409A Rules.

                                      C-6

            12.     RE-PRICING OF OPTIONS/REPLACEMENT OPTIONS.

            The Company shall not re-price any Options or issue any  replacement
Options  unless  the Option  re-pricing  or Option  replacement  shall have been approved by the holders of a majority  of the  outstanding  shares of the voting stock of the Company.

            13.     GOVERNMENT REGULATIONS.

            (a)     The Plan,  and the grant and exercise of Options  hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all  applicable  laws,  rules and  regulations,  and to such approvals  by any  governmental  agencies,  national  securities  exchanges  and interdealer quotation systems as may be required.

            (b)     It is the  Company's  intent  that  the Plan  comply  in all respects  with Rule 16b-3 of the  Exchange Act and any  regulations  promulgated thereunder. If any provision of this Plan is later found not to be in compliance with such Rule,  the  provision  shall be deemed  null and void.  All grants and exercises of Options  under this Plan shall be executed in  accordance  with the requirements of Section 16 of the Exchange Act and any  regulations  promulgated thereunder.

            14.     GENERAL PROVISIONS.

            (a)     CERTIFICATES. All certificates for shares of Stock delivered under  the Plan  shall  be  subject  to such  stop  transfer  orders  and  other restrictions  as the Committee may deem advisable  under the rules,  regulations and other  requirements  of the  Securities  and Exchange  Commission,  or other securities  commission  having  jurisdiction,  any  applicable  Federal or state securities laws, any stock exchange or automated quotation system upon which the
Stock is then  listed  and the  Committee  may cause a legend or  legends  to be
placed  on  any  such  certificates  to  make  appropriate   reference  to  such
restrictions.

            (b)     CONTINUED SERVICE. The adoption of the Plan shall not confer upon any Optionee who is an employee of the Company or any  Subsidiary any right to  continued  employment  or,  in the  case of an  Optionee  who may  also be a director,  continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any  Subsidiary  to terminate  the  employment of any of its employees or the service of any of its directors at any time.

            (c)     LIMITATION  OF  LIABILITY.  No  member  of the  Board or the
Committee,  or any officer or  employee  of the Company  acting on behalf of the
Board  or  the   Committee,   shall  be   personally   liable  for  any  action,
determination, or interpretation taken or made in good faith with respect to the
Plan,  and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully  indemnified  and  protected by the Company in respect of any such action, determination or interpretation.

            (d)     REGISTRATION OF STOCK.  Notwithstanding  any other provision in the Plan, no Option may be exercised  unless and until the Stock to be issued upon the  exercise  thereof has been  registered  under the  Securities  Act and applicable  state  securities  laws,  or is, in the  opinion  of  counsel to the
Company,  exempt  therefrom.  The Company  shall not be under any  obligation to register  under  applicable  federal  or state  securities  laws any Stock to be issued upon the exercise of an Option granted  hereunder,  however,  the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee,  bear an appropriate  restrictive  legend restricting the transfer or pledge of the Stock represented  thereby,  and the Company may also give  appropriate  stop transfer instructions to its transfer agent.

            (e)     GOVERNING LAW. The laws of the State of Florida shall govern all questions  concerning the construction,  validity and  interpretation of the
Plan,  without  regard to such State's choice of law rules thereof to the extent that the  application  of the laws of  another  jurisdiction  would be  required thereby.

            (f)     INTERNAL REVENUE CODE OF 1986. All references  herein to the
Code  shall be deemed  references  to the Code and to all  Treasury  Regulations promulgated thereunder.

                                      C-7

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                   NUCO2 INC.

            PROXY - ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 7, 2005

     The  undersigned  shareholder  of NuCO2 Inc.,  a Florida  corporation  (the
     "Company"),  does hereby constitute and appoint W. Scott Wade and Robert R.
     Galvin,  and each of them,  the true and lawful  attorneys and proxies with full  power of  substitution,  for and in the name,  place and stead of the undersigned,  to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the 2005
     Annual Meeting of  Shareholders of the Company to be held at the Hutchinson
     Island Marriott Beach Resort and Marina, 555 N.E. Ocean Boulevard,  Stuart,
     Florida 34996 on Wednesday,  December 7, 2005 at 10:00 a.m., local time, or at any adjournment or adjournments thereof.

          THIS  PROXY  WILL  BE  VOTED  IN   ACCORDANCE   WITH  ANY   DIRECTIONS
     HEREINBEFORE  GIVEN. UNLESS OTHERWISE  SPECIFIED,  THIS PROXY WILL BE VOTED
     FOR ITEMS 1, 2, 3, 4 AND 5 AND IN  ACCORDANCE  WITH THE  DISCRETION  OF THE
     PROXIES OR PROXY WITH RESPECT TO ANY OTHER BUSINESS  TRANSACTED AT THE 2005
     ANNUAL MEETING.

          The undersigned  hereby revokes any proxy or proxies  heretofore given and  acknowledges  receipt  of a copy of the Notice of Annual  Meeting  and
     Proxy  Statement,  both dated October 31, 2005, and a copy of the Company's
     Annual Report for the fiscal year ended June 30, 2005.

           (Continued and to be signed and dated on the reverse side)

                               PROXY - NUCO2 INC.                Please mark /X/
                                                                  your vote
                                                                  like this

          The undersigned  hereby instructs said proxies or their substitutes as set forth below.

          PLEASE MARK,  DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE  PROVIDED
     FOR THIS PURPOSE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

          1. ELECTION OF CLASS II DIRECTORS:
             Michael E. DeDomenico and Daniel Raynor.
             / / FOR     / / TO WITHOLD AUTHORITY to vote for all nominees.

             TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
             LINE THROUGH THE NAME ABOVE:

          2. To approve the 2005 Executive Management Stock Option Plan:
            /  / FOR    / /  AGAINST  / / ABSTAIN

          3. To approve the 2005 Non-Employee Directors Stock Option Plan:
            /  / FOR    / /  AGAINST  / / ABSTAIN

          4. To approve the 2005 Employee Stock Option Plan:
            /  / FOR    / /  AGAINST  / / ABSTAIN

          5. To ratify the grant of stock options to certain directors:
            /  / FOR    / /  AGAINST  / / ABSTAIN

          6. DISCRETIONARY AUTHORITY.

                                               COMPANY ID:

                                             PROXY NUMBER:

                                           ACCOUNT NUMBER:

Signature ______________________ Signature ______________________ Date _________

Note:  Please sign exactly as your name or names appear hereon.  When signing as attorney,  executor,  administrator,  trustee or guardian,  please  indicate the capacity in which  signing.  When signing as joint  tenants,  all parties in the joint tenancy must sign.  When a proxy is given by a  corporation,  it should be signed with full corporate name by a duly authorized officer.